Securities Act File No. 333-_____

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No. ☐   Post-Effective Amendment No.

(Check appropriate box or boxes)

__________________________________________________________________

A&Q LONG/SHORT STRATEGIES FUND LLC
(Exact Name of Registrant as Specified in Charter)

600 Washington Boulevard
Stamford, Connecticut 06901
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Registrant’s Telephone Number, including Area Code: (203) 719-1428

Andrew Hollenbeck, Esq.
UBS Hedge Fund Solutions LLC
One North Wacker Drive
Chicago, Illinois 60606
(Name and Address of Agent for Service)

COPY TO:

Brad A. Green, Esq.
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036

__________________________________________________________________

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

__________________________________________________________________

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Limited Liability Company Interests (“Interests”)	Not Applicable	Not Applicable	$60,562,022	$6,607.32

(1)	Estimated solely for the purpose of calculating the filing registration fee, pursuant to Rule 457(o) under the Securities Act of 1933, which reflects the consummation of A&Q Masters Fund’s fourth calendar quarter tender offer.
(2)	Based on a rate of $109.10 per $1,000,000 of the proposed maximum aggregate offering price.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Subject to Completion, dated December 29, 2020

A&q MASTERS fund

c/o UBS Hedge Fund Solutions LLC
600 Washington Boulevard
Stamford, Connecticut 06901

Dear Shareholder:

A Special Meeting of Shareholders (the “Special Meeting”) of A&Q Masters Fund (the “Fund”), a Delaware statutory trust, will be held in a virtual Special Meeting format only on Friday, March 26, 2021 at [9:30 a.m.] Eastern Daylight Time. As a shareholder of the Fund, you are being asked to consider and vote on the merger of the Fund with and into A&Q Long/Short Strategies Fund LLC (the “Acquiring Fund”), pursuant to an Agreement and Plan of Merger (the “Reorganization”).

As part of an ongoing review of its registered fund lineup—and its desire to align its fund offerings with investors’ needs and preferences, and to consolidate certain funds having similar investment objectives and strategies in a manner that would benefit fund investors—UBS Hedge Fund Solutions LLC (the “Adviser”), the investment adviser to the Fund and the Acquiring Fund, recommended the Reorganization to the Board of Trustees of the Fund. Management believes that the Reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund that has an identical investment objective and substantially identical investment strategies as the Fund. The Acquiring Fund has a better recent performance record than that of the Fund and, if the Reorganization is approved and consummated, the Acquiring Fund will have a lower asset-based fee structure than the Fund, and is expected to have a similar direct annual expense ratio to that of the Fund. In addition, the Reorganization will permit Fund shareholders to invest in the Acquiring Fund without paying any additional sales load.

The Reorganization, which is expected to occur after the close of business on March 31, 2021, will constitute a taxable transaction for U.S. federal income tax purposes. Similarly, however, if in lieu of the Reorganization the Fund were to liquidate all of its underlying investments and dissolve, such a liquidation event, like the Reorganization, would be a taxable transaction to Fund shareholders.

After careful review of the proposal, as described in more detail in the enclosed Joint Prospectus/Proxy Statement, the Board of Trustees of the Fund unanimously approved the Reorganization, subject to approval by shareholders of the Fund. In approving the Reorganization, the Board of Trustees considered the terms and conditions of the Reorganization, as well as alternatives thereto (namely, liquidating the Fund), and determined that the Reorganization is in the best interests of the Fund and that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization. If the Reorganization is not approved by Fund shareholders at the Special Meeting (or any adjournment or postponement thereof to permit further solicitation of proxies), the Adviser will consider such alternatives as it determines to be in the best interests of each fund—notably, liquidating the Fund. If the Fund were liquidated, which, as noted above, would not be tax-free, the liquidation would impose additional costs on Fund shareholders, and shareholders likely would not receive a final liquidating distribution until approximately June 2022.

The Board of Trustees of the Fund recommends that you read the enclosed materials carefully, and then vote “FOR” the proposal. If the Reorganization is approved and consummated,

you would no longer be a shareholder of the Fund, but would become an investor in the Acquiring Fund after the close of business on March 31, 2021.

Your vote is extremely important, no matter how large or small your Fund holdings. Due to the public health and safety concerns of the coronavirus (COVID-19) pandemic, and to support the health and well-being of our shareholders and officers, and other attendees, shareholders will not be able to attend the Special Meeting in person. Information regarding how to participate in the Special Meeting is outlined in the Fund’s enclosed Notice of Special Meeting of Shareholders and Joint Prospectus/Proxy Statement.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	At the Special Meeting. Any shareholder who attends the Special Meeting virtually may vote by Internet during the Special Meeting.

If you have any questions or need additional information, please call [(203) 719-1428] or toll-free at [(888) 793-8637], or contact your Financial Advisor.

Sincerely,

William J. Ferri
Principal Executive Officer
A&Q Masters Fund

February [__], 2021

PROPOSED REORGANIZATION OF
A&Q MASTERS FUND
WITH AND INTO
A&Q Long/Short Strategies Fund LLC

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision about the proposed merger of A&Q Masters Fund (the “Fund”) with and into A&Q Long/Short Strategies Fund LLC (the “Acquiring Fund”), pursuant to an Agreement and Plan of Merger (the “Reorganization”). However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed Reorganization.

WHAT WILL HAPPEN IF THE PROPOSED REORGANIZATION IS APPROVED?

After the close of business on March 31, 2021 (the “Closing Date”), shareholders of the Fund will become investors in the Acquiring Fund, which, like the Fund, is a closed-end, non-diversified management investment company managed by UBS Hedge Fund Solutions LLC (the “Adviser” or “UBS HFS”), and will no longer be shareholders of the Fund. The Reorganization will be structured as a statutory merger, pursuant to Section 3815(a) of the Delaware Statutory Trust Act and Section 18-209 of the Delaware Limited Liability Company Act, with the Acquiring Fund as the surviving company of the transaction. You will receive a capital account as respects the Acquiring Fund with an opening balance equal to the net asset value of your shares of beneficial interest of the Fund (“Fund Shares”) as of the Closing Date. As a result of the Reorganization, the Fund will cease to exist by operation of law.

WHAT ARE THE EXPECTED BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Adviser has informed the Fund’s Board of Trustees that the Reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund that has an identical investment objective and substantially identical investment strategies as the Fund, and also is managed by the Adviser. As of December 31, 2020, the Acquiring Fund and the Fund had net assets of approximately $[98] million and approximately $[55] million, respectively. In addition, the Adviser has informed the Fund’s Board of Trustees that: (i) the Acquiring Fund has better recent performance than the Fund; (ii) if the Reorganization is approved and consummated, the Acquiring Fund will have a lower asset-based fee structure than the Fund; and (iii) following consummation of the Reorganization, the Acquiring Fund is expected to have a similar direct annual expense ratio (which does not include “Acquired Fund Fees and Expenses”1) to that of the Fund (see “Will the Proposed Reorganization Result in a Higher Management Fee or Higher Direct Fund Expenses?” below). The potential benefits of the Reorganization are described in greater detail in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Acquiring Fund and the Fund have identical investment objectives—that is, each seeks capital appreciation over the long term—and substantially identical investment strategies. Additionally, the

[1]	Investors do not directly bear “Acquired Fund Fees and Expenses,” which consist of the fees and expenses of the underlying investment funds in which the funds invest. Additionally, the performance records of the Fund and the Acquiring Fund reflect these fees and expenses.

investment practices (and the related risks) of the Acquiring Fund and the Fund are substantially identical, and the investment policies of the Acquiring Fund and the Fund are similar.

Each of the Fund and the Acquiring Fund is commonly referred to as a “fund of funds,” and seeks to achieve its investment objective through the allocation of assets among a select group of alternative asset managers (the “Investment Managers”) and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund and the Acquiring Fund, and in other registered investment companies (collectively, “Investment Funds”).

The Fund currently seeks to maintain a portfolio of Investment Funds that primarily employ long/short equity strategies, including those involving foreign issuers. The Fund also may invest in Investment Funds that employ other strategies, which may include relative value, merger arbitrage/event-driven, global macro, distressed investing and emerging market strategies.

Similarly, the Acquiring Fund currently invests its assets principally in a portfolio of Investment Funds that primarily employ long/short equity strategies. Such Investment Funds may invest in the securities of foreign issuers, including those in emerging markets. The Acquiring Fund also invests in Investment Funds that employ other strategies, which may include relative value, merger arbitrage/event-driven, macro, distressed investing and emerging market strategies.

UBS HFS is the investment adviser to the Acquiring Fund and the Fund and provides day-to-day management of the Acquiring Fund’s and the Fund’s investments. UBS Financial Services Inc., an affiliate of the Adviser, distributes Fund Shares and limited liability company interests in the Acquiring Fund (“Acquiring Fund Interests”). For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

For U.S. federal income tax purposes, the Reorganization will be a taxable event, and will be taxable to Fund shareholders. A liquidation of the Fund—one of the alternatives to the Reorganization considered by the Fund’s Board of Trustees—also would be a fully taxable transaction to Fund shareholders.

The Fund has elected to be treated, and intends to comply annually with the requirements necessary to qualify, as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. The Acquiring Fund is classified as a partnership for U.S. federal income tax purposes, and has not elected to be treated as a RIC. Accordingly, for U.S. federal income tax purposes,

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shareholders of the Fund no longer will be shareholders of a RIC as a result of the Reorganization. As a result, Fund shareholders will receive, as soon as practicable after the end of each taxable year of the Fund, taxable year information on Schedule K-1, rather than IRS Form 1099, to complete U.S. federal, state and local income tax or information returns.

For a more detailed discussion of the material tax consequences of the Reorganization, see “Information about the Reorganization—U.S. Federal Income Tax Consequences.”

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER DIRECT FUND EXPENSES?

No. If the Reorganization is approved and consummated, the Acquiring Fund will have a lower asset-based fee structure than the Fund, and is expected to have a similar direct annual expense ratio to that of the Fund (assuming the combined fund’s asset levels remain steady).

The Fund pays UBS HFS an advisory fee, computed and payable monthly, at an annual rate of 1.25% of the Fund’s adjusted net assets2 determined as of the last day of each month. The Fund also pays the Adviser an incentive fee, on a quarterly basis, at an annual rate of 5% of the Fund’s net profits, if any. Currently, under the Investment Management Agreement and the Administration Agreement, the Acquiring Fund pays UBS HFS fees, computed and payable monthly, at the aggregate annual rate of 1.75% of the Acquiring Fund’s net assets for the month (comprised of a 1.45% management fee and 0.30% administrator fee), excluding assets attributable to UBS HFS’s capital account. However, the Adviser has proposed, and the Acquiring Fund’s Board of Directors has approved, a permanent reduction to the Acquiring Fund’s management fee from an annual rate of 1.45% to an annual rate of 0.95% of the value of the Acquiring Fund’s net assets for the month. This fee reduction is contingent upon, and will not become effective until, consummation of the Reorganization. Unlike the Fund, the Acquiring Fund does not pay the Adviser an incentive fee.

As of the end of their most recent respective semi-annual periods, the Acquiring Fund had a higher direct annual expense ratio (2.99%) than the Fund (1.95% (gross of amounts waived by UBS HFS pursuant to the Expense Limitation and Reimbursement Agreement, as described below) and 1.83% (net of amounts waived by UBS HFS)). The Fund’s direct annual expense ratio as of the close of business on December 31, 2020, however, increased to [2.05]% as a result of (i) its smaller asset base following the consummation of its fourth calendar quarter tender offer and (ii) the incentive fee earned by the Adviser in 2020. Following consummation of the Reorganization, it is expected that the Acquiring Fund’s direct annual expense ratio will decrease to 2.06% as a result of (i) its larger asset base and (ii) the reduction of the management fee payable by the Acquiring Fund to UBS HFS. If, however, the combined fund’s assets were to decrease over time, its direct annual expense ratio will increase.

The Adviser has entered into an “Expense Limitation and Reimbursement Agreement” with the Fund whereby the Adviser has agreed to limit in perpetuity the amount of “Specified Expenses” (as described below) borne by the Fund to an amount not to exceed 1.62% per annum of the Fund’s net assets (the “Expense Cap”) (computed and applied on a monthly basis).  The Adviser has not entered into a similar “Expense Limitation and Reimbursement Agreement” with the Acquiring Fund, and does not currently intend to do so. Under the Fund’s current Expense Limitation and Reimbursement Agreement, “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses:  (i) the Fund’s incentive fee, (ii) fees of the Investment Funds in which the Fund invests and (iii) extraordinary expenses.  To the extent that Specified Expenses for any month exceed the Expense Cap, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess.  The Adviser may discontinue its obligations under the Fund’s current Expense Limitation and Reimbursement

[2]	Adjusted net assets as of any month-end date means the total value of all of the Fund’s assets, less an amount equal to all accrued debts, liabilities and obligations of the Fund other than incentive fee accruals, if any, as of such date, and calculated before giving effect to any repurchases of Fund Shares on such date.

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Agreement only with the consent of a majority of the Fund’s Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund. To the extent that the Adviser pays or bears Specified Expenses, it will not seek reimbursement for any such amounts.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

In light of the anticipated benefits of the Reorganization to Acquiring Fund investors—notably, the ability of the Acquiring Fund investors to pursue the same investment goals in a larger combined fund with a lower total expense ratio and a reduced management fee—the Adviser recommended, and the Acquiring Fund’s Board of Directors approved, that the Acquiring Fund bear the costs of the Reorganization, whether or not the Reorganization is consummated. The Reorganization expenses are estimated to be approximately $300,000 (approximately 0.20% of the Acquiring Fund’s net assets as of September 30, 2020). Based on the current estimate of the combined fund’s expense ratio and the Reorganization expenses that the Acquiring Fund will bear, it is estimated that Acquiring Fund investors would start to realize the combined fund’s lower total annual expense ratio approximately three months after the Closing Date. The actual costs associated with the Reorganization may be more or less than the estimated costs discussed herein. The Fund will not bear any costs associated with the Reorganization. The Acquiring Fund and the Fund, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

The Adviser expects that some portion of the Fund’s underlying investments will be redeemed before the Closing Date. The Fund is not expected to bear any costs or expenses in connection with the redemptions of such holdings. In addition, the redemption of any of the Fund’s underlying investments will have no effect on the gain or loss to be recognized by the Fund in light of the fact that the Fund generally will be treated as having sold its assets (as of the Reorganization) for their fair market values as of the Closing Date and will recognize gain or loss thereon.

HOW DOES THE FUND’S BOARD OF TRUSTEES RECOMMEND I VOTE?

As part of an ongoing review of its registered fund lineup—and its desire to align its fund offerings with investors’ needs and preferences, and to consolidate certain funds having similar investment objectives and strategies in a manner that would benefit fund investors—the Adviser recommended to the Fund’s Board of Trustees that the Fund be consolidated with the Acquiring Fund. After considering the terms and conditions of the Reorganization, as well as alternatives thereto (namely, liquidating the Fund), the investment objectives and investment management policies of the Fund and the Acquiring Fund, fees and expenses (including the direct annual expense ratios) of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Fund’s Board believes that reorganizing the Fund with and into the Acquiring Fund is in the best interests of the Fund and that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization. In reaching this conclusion, the Fund’s Board, based upon information provided by the Adviser, determined that reorganizing the Fund into the Acquiring Fund, which also is managed by the Adviser and has an identical investment objective and substantially identical investment management policies as those of the Fund, offers potential benefits to Fund shareholders.

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In this regard, the Board considered, among other things, that: (i) the Adviser expects to liquidate the Fund if the Reorganization is not approved, and that liquidation also would not be tax-free and would impose additional costs on Fund shareholders; and (ii) as opposed to liquidation of the Fund, the Reorganization will permit Fund shareholders to continue to pursue substantially similar investment goals in a larger combined fund that has an identical investment objective and substantially identical investment management policies, a lower asset-based fee structure (following consummation of the Reorganization), and better recent performance, and is expected to have a similar direct annual expense ratio (although the Acquiring Fund will not have the benefit of an expense limitation agreement). The Board further considered that the Adviser expects that Fund shareholders that do not wish to remain invested in the Fund, or become investors in the Acquiring Fund, likely will be able to exit their investment more quickly if the Reorganization is approved, as opposed to in a liquidation of the Fund, as such investors likely will be able to participate in tender offers conducted by the Acquiring Fund following consummation of the Reorganization; however, if the Fund were liquidated, Fund shareholders likely would not receive a final liquidating distribution until approximately June 2022.

In light of the foregoing, the Fund’s Board recommends that you vote “FOR” the Reorganization.

WILL I BE AFFORDED AN OPPORTUNITY, PRIOR TO THE CONSUMMATION OF THE REORGANIZATION, TO EXIT THE FUND?

No. Fund shareholders will not be afforded an opportunity, prior to the consummation of the Reorganization, to tender in full their Fund Shares for repurchase, should they not wish to become shareholders of the Acquiring Fund. The Acquiring Fund, however, from time to time, may offer to repurchase Acquiring Fund Interests pursuant to written tenders by investors and the Adviser expects that it will recommend to the Acquiring Fund’s Board of Directors that the Acquiring Fund offer to repurchase Acquiring Fund Interests from its investors on a quarterly basis, during tender periods of not less than 20 business days. Accordingly, it is anticipated that investors who hold Acquiring Fund Interests after the consummation of the Reorganization will have an opportunity to tender their Acquiring Fund Interests in the second quarter of 2021. Fund shareholders may also vote against the Reorganization.

HOW CAN I VOTE MY FUND SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	Through the Internet, at the website address listed on your proxy card; or

•	At the Special Meeting, by attending virtually and voting through the Internet during the Special Meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your Fund Shares will be voted “FOR” the proposal. Thank you in advance for your vote

May I attend the Special Meeting?

Due to the public health and safety concerns of the coronavirus (COVID-19) pandemic, and to support the health and well-being of the Fund’s shareholders and officers, and other attendees, the Special Meeting will be held over the Internet in a virtual Special Meeting format only. Shareholders will not be able to attend the Special Meeting in person. The Special Meeting will begin promptly at [9:30] a.m. Eastern Daylight Time.

Only shareholders of the Fund will be able to participate in the Special Meeting. To participate in the Special Meeting, please visit the Special Meeting website at [____________________] and enter the password [_________]. You must also enter the control number found on your proxy card. You may vote during the Special Meeting by following the instructions available on the Special Meeting website during the Special Meeting.

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Questions from shareholders to be considered at the Special Meeting must be submitted to [UBS Hedge Fund Solutions LLC] at [(888) 793-8637] or [_______]@[____].com no later than 5:00 p.m., Eastern Daylight Time, on Friday, March 19, 2021. Only questions that are pertinent, as determined by the chairperson of the Special Meeting, will be answered during the Special Meeting, subject to time constraints.

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A&Q MASTERs FUND

__________________________

Notice of Special Meeting of Shareholders
___________________________

To the Shareholders:

A Special Meeting of Shareholders (the “Special Meeting”) of A&Q Masters Fund (the “Fund”) will be held in a virtual Special Meeting format only on Friday, March 26, 2021 at [9:30 a.m.] Eastern Daylight Time. The Special Meeting is being held for the following purposes:

1.	To approve the merger of the Fund with and into A&Q Long/Short Strategies Fund LLC (the “Acquiring Fund”), pursuant to an Agreement and Plan of Merger; and

2.	To transact such other business as may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof.

Shareholders of record at the close of business on February [__], 2021 will be entitled to receive notice of and to vote at the Special Meeting.

Due to the public health and safety concerns of the coronavirus (COVID-19) pandemic, and to support the health and well-being of our shareholders and officers, and other attendees, the Special Meeting will be held over the Internet in a virtual Special Meeting format only. Shareholders will not be able to attend the Special Meeting in person. To participate in the Special Meeting, please visit the Special Meeting website at [____________________] and enter the password [_________]. You must also enter the control number found on your proxy card. You may vote during the Special Meeting by following the instructions available on the Special Meeting website during the Special Meeting.

Questions from shareholders to be considered at the Special Meeting must be submitted to [UBS Hedge Fund Solutions LLC] at [(888) 793-8637] or [_______]@[____].com no later than 5:00 p.m., Eastern Daylight Time, on Friday, March 19, 2021. Only questions that are pertinent, as determined by the chairperson of the Special Meeting, will be answered during the Special Meeting, subject to time constraints.

By Order of the Board of Trustees

William J. Ferri
Principal Executive Officer
A&Q Masters Fund

New York, New York

February [__], 2021

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK ITS VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE SPECIAL MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE SPECIAL MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

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Proposed Reorganization of

A&Q MASTERS FUND

With and Into

A&Q Long/Short Strategies Fund LLC

PROSPECTUS/PROXY STATEMENT
fEBRUARY [__], 2021

_______________________________________

Special Meeting of Shareholders

To be Held on Friday, March 26, 2021

This Prospectus/Proxy Statement is being furnished in connection with a solicitation of proxies by the Board of Trustees of A&Q Masters Fund (the “Fund”) to be used at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held virtually on Friday, March 26, 2021, at [9:30 a.m.] Eastern Daylight Time, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on February [__], 2021 are entitled to receive notice of and to vote at the Special Meeting.

It is proposed that, as provided in an Agreement and Plan of Merger approved by the Fund’s Board, the Fund will merge with and into A&Q Long/Short Strategies Fund LLC (the “Acquiring Fund”), with the Acquiring Fund continuing in existence, all as more fully described in this Prospectus/Proxy Statement (the “Reorganization”). It is contemplated that, upon consummation of the Reorganization, the Fund’s assets and liabilities will be combined with the assets and liabilities of the Acquiring Fund, with each shareholder of the Fund receiving a capital account as respects the Acquiring Fund with an opening balance equal to the net asset value of the shareholder’s shares of beneficial interests of the Fund (“Fund Shares”) as of the Closing Date (as defined below). Thereafter, the Fund will cease to exist by operation of law.

If approved by Fund shareholders, the Reorganization is expected to occur after the close of business on March 31, 2021 (the “Closing Date”).

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information (“SAI”) dated February [__], 2021, relating to this Prospectus/Proxy Statement, is incorporated by reference in its entirety. A copy of the SAI is available without charge by calling your Financial Advisor, writing to the Acquiring Fund at its offices located at 600 Washington Boulevard, Stamford, Connecticut 06901 or calling (203) 719-1428 or toll-free at (888) 793-8637. This Prospectus/Proxy Statement is being mailed on or about February [__], 2021 to Fund shareholders of record as of the close of business on February [__], 2021.

Limited liability company interests of the Acquiring Fund (“Acquiring Fund Interests”) and Fund Shares are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance

Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved the Acquiring Fund Interests or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The Acquiring Fund and the Fund are closed-end funds known as “funds of funds” that seek to achieve their investment objectives through the allocation of assets among a select group of alternative asset managers. The Acquiring Fund and the Fund have identical investment objectives and substantially identical investment strategies, and similar, although not identical, investment policies. UBS Hedge Fund Solutions LLC (the “Adviser” or “UBS HFS” and, when providing services to the Acquiring Fund under the Administration Agreement, the “Administrator”) serves as the investment adviser for both the Acquiring Fund and the Fund. A comparison of the Acquiring Fund and the Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund’s Prospectus dated May 1, 2020 accompanies this Prospectus/Proxy Statement and is incorporated into this Prospectus/Proxy Statement by reference. The Commission maintains a website (http://www.sec.gov), as do the Acquiring Fund and the Fund (https://www.ubs.com/us/en/asset-management/individual-investors-and-financial-advisors/products/hedge-funds.html), that contain the material incorporated in this Prospectus/Proxy Statement by reference. The Commission’s website also contains certain other information regarding the Acquiring Fund and the Fund. For a free copy of the Acquiring Fund’s Annual Report for its fiscal year ended December 31, 2019 and Semi-Annual Report for the six-month period ended June 30, 2020, the Fund’s Prospectus dated August 1, 2020 or the Fund’s Annual Report for the year ended March 31, 2020 and Semi-Annual Report for the six-month period ended September 30, 2020, please call your Financial Advisor, write to the Fund and/or the Acquiring Fund at their offices located at 600 Washington Boulevard, Stamford, Connecticut 06901 or call (203) 719-1428 or toll-free at (888) 793-8637.

Shareholders are entitled to one vote for each Fund Share held and fractional votes for each fractional Fund Share held. Fund Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” the Reorganization. If the enclosed proxy card is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number or through the Internet. To be effective, such revocation must be received before the Special Meeting. Also, any shareholder who attends the Special Meeting virtually may vote by Internet during the Special Meeting, thereby canceling any proxy previously given.

As of December 31, 2020, [48,153.133] Fund Shares were issued and outstanding.

Proxy materials will be mailed to shareholders of record on or about February [__], 2021. To reduce expenses, only one copy of the proxy materials will be mailed to those addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth above. The Fund will begin sending you individual copies promptly after receiving your request.

PROPOSAL: APPROVAL OF THE merger of the Fund with and into THE ACQUIRING FUND pursuant to an Agreement and Plan of Merger

SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Prospectus/Proxy Statement. Additional information is contained elsewhere in this Prospectus/Proxy Statement, the Prospectus of the Acquiring Fund and the Fund and the Agreement and Plan of Merger (the “Plan”) included as Exhibit A to this Prospectus/Proxy Statement. Fund shareholders should read the entire Joint Prospectus/Proxy Statement carefully.

Transaction. The Reorganization of the Fund with and into the Acquiring Fund will be structured as a “statutory merger” of the Fund with and into the Acquiring Fund pursuant to Section 3815(a) of the Delaware Statutory Trust Act and Section 18-209 of the Delaware Limited Liability Company Act. The Board of Trustees of the Fund and Board of Directors of the Acquiring Fund, [seventy-five] percent of whose members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or the Acquiring Fund (“Independent Board Members”), each has unanimously approved the Plan. The Plan provides that, if the Reorganization is approved by Fund shareholders, on the Closing Date, the Fund will merge with and into the Acquiring Fund, with the Acquiring Fund continuing in existence. Upon consummation of the Reorganization, the Fund’s assets and liabilities will be combined with the assets and liabilities of the Acquiring Fund, with each shareholder of the Fund receiving a capital account as respects the Acquiring Fund with an opening balance equal to the net asset value of the shareholder’s Fund Shares as of the Closing Date. As a result of the Reorganization, the Fund will cease to exist by operation of law.

Each shareholder will become an investor of the Acquiring Fund as of the Closing Date. No sales load will be imposed at the time of the Reorganization. Any subsequent investment in the Acquiring Fund will be subject to a waivable sales load of up to 2% of the investor’s investment.

Based on information provided by the Adviser, the Board of Trustees of the Fund has unanimously concluded that the Reorganization is in the best interests of the Fund and that the interests of Fund shareholders will not be diluted as a result of the Reorganization. See “Reasons for the Reorganization.”

U.S. Federal Income Tax Consequences. For U.S. federal income tax purposes, the Reorganization will be a taxable event, and will be taxable to Fund shareholders. The Fund generally will be treated as having sold its assets (as of the Reorganization) for their fair market values as of the Closing Date and will recognize gain or loss thereon. This is so regardless as to whether the Fund redeems any of its underlying investments prior to the Closing Date. If, in lieu of the Reorganization, the Fund were to liquidate all of its underlying investments and dissolve, such a liquidation event, like the Reorganization, would be a taxable transaction to Fund shareholders.

As described in this Prospectus/Proxy Statement, the Adviser expects that some portion of the underlying investments will be redeemed prior to the Closing Date; however, this will have no effect on the gain or loss to be recognized by the Fund in light of the fact that the Fund generally will be treated as having sold its assets (as of the Reorganization) for their fair market values as of the Closing Date and will recognize gain or loss thereon.

For a more detailed discussion of the material tax consequences of the Reorganization, see “Information about the Reorganization—U.S. Federal Income Tax Consequences.”

Comparison of the Acquiring Fund and the Fund. The following primarily is a summary of certain parts of the Acquiring Fund’s Prospectus and the Fund’s Prospectus. Additional information is set forth in such Prospectuses, which are incorporated herein by reference.

Investment Programs. The Acquiring Fund and the Fund are commonly referred to as “funds of funds,” and seek to achieve their investment objectives principally through the allocation of assets among a select group of alternative asset managers (the “Investment Managers”) and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund or the Acquiring Fund, and in other registered investment companies (collectively, the “Investment Funds”).

Investment Objectives and Policies

The Acquiring Fund and the Fund have identical investment objectives. Each of the Fund and the Acquiring Fund seeks capital appreciation over the long term. Each of the Acquiring Fund’s and the Fund’s investment objective is a fundamental policy and may not be changed without the approval of investors or shareholders, respectively.

Additionally, the investment practices (and the related risks) of the Fund and the Acquiring Fund are substantially identical, and the investment policies of the Fund and the Acquiring Fund are similar. The Fund seeks to maintain a portfolio of Investment Funds that primarily employ long/short equity strategies, including those involving foreign issuers. Similarly, the Acquiring Fund invests its assets principally in a portfolio of Investment Funds that primarily employ long/short equity strategies; such Investment Funds may invest in the securities of foreign issuers, including those in emerging markets. In addition, at any given time, each of the Fund and the Acquiring Fund also may invest in Investment Funds that employ other strategies, as described below.

Each of the Acquiring Fund and the Fund has been designed to afford the Adviser flexibility to deploy assets as it deems appropriate under prevailing economic and market conditions. At any given time, each of the Acquiring Fund and the Fund may not invest in all or certain of the investment strategies described herein. Additionally, each of the Acquiring Fund and the Fund’s allocation to these investment strategies are not fixed and will not likely be equally-weighted. The Adviser may add different investment strategies for each of the Acquiring Fund and the Fund at its discretion.

The Adviser seeks to identify, select and monitor Investment Funds and Investment Managers that the Adviser believes will produce attractive returns over time. By diversifying the approach by which the Fund’s assets are invested, the Adviser seeks to achieve performance results that are less volatile in both rising and falling markets than investments made in accordance with a single approach. In constructing the Fund’s portfolio, the Adviser will consider the correlations of the Investment Funds to each other and to traditional benchmarks. The Adviser will monitor correlations between Investment Funds and assess how these correlations may change in various market scenarios, especially in a stress environment.

Each of the Acquiring Fund and the Fund is classified as a “non-diversified” investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

To attempt to hedge against foreign currency risks, the Acquiring Fund and the Fund may—but, as of the date hereof, do not—use derivatives. The Adviser believes that it would utilize principally forward currency exchange contracts, although it also may utilize put options and futures contracts. The Acquiring Fund and the Fund may sell securities short in pursuit of their investment objectives, although they presently do not intend to do so. The Acquiring Fund’s and the Fund’s use of derivatives, as well as short sales, may trigger asset coverage or asset segregation requirements.

Each of the Acquiring Fund and the Fund is authorized to borrow money temporarily for investment purposes and in connection with repurchases of, or tenders for, Acquiring Fund Interests and Fund Shares, respectively. Each of the Acquiring Fund and the Fund, along with several other funds advised by UBS HFS, is a party to a secured revolving line of credit agreement with a third-party commercial bank, under which each of the Acquiring Fund and the Fund may borrow from time to time on a revolving basis at any time up to $16 million and $15 million, respectively. Neither the Acquiring Fund nor the Fund is permitted to borrow if, immediately after such borrowing, it would have asset coverage (as defined in the 1940 Act) of less than 300%.

In general, each of the Acquiring Fund and the Fund will limit to less than 25% of its assets an investment in any one Investment Fund. Each of the Acquiring Fund and the Fund either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund to less than 5% of the Investment Fund’s voting securities. The Acquiring Fund and the Fund may invest substantially all of their assets in non-voting securities of Investment Funds. The Acquiring Fund and the Fund would purchase non-voting securities to avoid being an “affiliate” of an Investment Fund within the meaning of the 1940 Act. Nonetheless, the Acquiring Fund and Fund may be considered, under certain circumstances, to be an affiliate of an Investment Fund. As such, the Acquiring Fund and the Fund might be subject to limitations imposed by the 1940 Act on purchasing more interests in, or redeeming its interests from, the Investment Fund.

Investment Strategies

The Acquiring Fund and the Fund have substantially identical investment strategies. As noted above, the Fund seeks to maintain, and the Acquiring Fund invests its assets principally in, a portfolio of Investment Funds that primarily employ long/short equity strategies, and which may invest in the securities of foreign issuers. In addition, the Fund also may invest, and the Acquiring Fund invests, in Investment Funds that employ other strategies, as described below. At any given time, each of the Fund and the Acquiring Fund may not invest in all or certain of the investment strategies enumerated herein, and may add different investment strategies at its discretion.

Long/Short Equity Strategies involve investing long and/or short in securities on an opportunistic basis. This strategy may be net long or net short, and seeks to exploit opportunities in rising or declining markets while reducing market exposure and risk. Long-biased investing generally involves buying a security expecting its price to increase. Short investing generally involves selling a security that the Investment Fund does not own (and has to borrow) expecting to profit from a decline in its price at a later date. Investment Managers employing long/short equity strategies generally do not seek to be market neutral (i.e., they will generally be net long or net short). Although the strategy is more common in U.S. markets, a growing number of Investment Managers invest globally. Certain Investment Managers may specialize in a particular industry, sector or region, or may diversify holdings across industries. Investment Managers may invest in equity securities without limitation as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies. Investment Managers also may use leverage and may invest in derivatives and illiquid securities. There can be no assurance that an Investment Manager will at all times engage in short sales.

Additional Strategies.  In addition, at any given time, the Fund may, in the Adviser’s sole discretion, invest in Investment Funds that employ other investment strategies, including, but not limited to, relative value, merger arbitrage/event-driven, global macro, distressed investing and emerging market strategies and the Acquiring Fund may, in the Adviser’s sole discretion, invest in other strategies that have risks associated with them.

•	Relative value strategies involve the simultaneous purchase and sale of similar securities to exploit pricing differentials. Investment Managers employing relative value strategies generally seek to be market neutral to minimize the impact of general market movements, although the risk of loss may be significant if an Investment Manager has incorrectly evaluated the nature or extent of the expected spread relationships or if unexpected, intervening events affect these relationships. Relative value strategies include convertible bond arbitrage, statistical arbitrage, pairs trading, fixed income arbitrage and closed-end fund arbitrage. The types of instruments traded vary considerably, depending on the manager’s arbitrage strategy. Since the strategy attempts to capture relatively small mispricings between two related securities, moderate to substantial leverage often is an essential part of the strategy.

•	Merger Arbitrage/Event-Driven strategies involve investments in securities of firms involved in mergers, acquisitions or other special situations, such as restructurings, liquidations or spin-offs, which alter a company’s financial structure or operating strategy. Such strategies generally seek to profit from events such as a change in an issuer’s corporate or capital structure, a debt repayment obligation or a management transition. Additionally, Investment Managers may take an “activist” approach to such strategies, seeking to create a catalyst for stock price movement. Activist-based merger arbitrage/event-driven strategies are broadly defined as either operational or financial, depending on the intention and expertise of the Investment Manager. An Investment Manager’s implementation of this strategy varies from friendly, behind the scenes approaches to hostile, public battles with management teams and corporate boards. Risk management and hedging techniques frequently are employed in connection with merger arbitrage/event-driven strategies to protect the portfolio from deals that fail to materialize. In addition, accurately forecasting the timing of a transaction is an important factor influencing the realized return.

•	(Acquiring Fund only) Macro strategies involve investing in Investment Funds that have the broadest mandate and trade in all asset classes around the world, including, but not limited to, fixed-income, equity, foreign exchange, commodities and emerging markets. Investment Managers generally will focus on underlying macro-economic fundamentals (e.g., monetary policy shifts, fiscal policy shifts, political shifts, gross domestic product growth, deficit trends, inflation, trade imbalances, interest rate trends, commodity price trends, global investor sentiment and inter-country government relations) in developing their investment theses, although technical data or money flows also may be considered. Investment Managers will establish opportunistic long or short market positions in an attempt to profit from anticipated market moves. Investments using these strategies may be either long or short, and may employ significant leverage. Examples include discretionary strategies, systematic strategies and commodity trading strategies.

•	(Fund only) Global macro strategies have broad mandates and involve trading in all asset classes around the world, including, but not limited to, fixed-income, equity, foreign exchange, commodities and emerging markets. Investment Managers generally focus on underlying macro-

economic fundamentals (e.g., monetary policy shifts, fiscal policy shifts, political shifts, gross domestic product growth, deficit trends, inflation, trade imbalances, interest rate trends, commodity price trends, global investor sentiment and inter-country government relations) in developing their investment theses. Investment Managers may be either long or short, and may employ significant leverage.

•	Distressed Investing strategies involve investing in the securities of companies that are in the midst of financial restructuring or balance sheet re-capitalization, or are trading at stressed or distressed prices in anticipation of such an event. The Investment Managers typically purchase, at discounts, equities, debt, loans, commercial paper, trade claims or other types of debt securities of companies facing these financial difficulties. For the Fund, these strategies also include investing in high-yield securities, including “junk bonds.” Opportunities in these strategies are closely linked to the level of defaults and credit spreads and, therefore, the business cycle in general. Profits are expected from the market’s lack of understanding of the intrinsic value of the discounted securities and because many institutional investors cannot own below-investment grade securities, such as, for the Fund, “junk bonds.”

•	Emerging Market strategies involve investments in securities and instruments from less developed financial markets of the world that are, nevertheless, believed to be rapidly growing. Investments typically are made by combining a top-down economic and political outlook with extensive bottom-up, company specific fundamental analysis. Investment Managers frequently maintain a net-long bias due to the high cost of hedging. As a result, investment performance may be relatively volatile.

Selection of Investment Managers

The Adviser employs the same Investment Manager selection process for both the Acquiring Fund and the Fund.

The Adviser is not bound by any fixed criteria in allocating the Acquiring Fund’s or the Fund’s assets to Investment Funds.  Accordingly, the Adviser may consider investment in Investment Funds that pursue a wide range of investment or other market strategies, including strategies not described herein, to the extent that the Adviser deems appropriate.

The Adviser will select Investment Managers based on a number of factors including, but not limited to, portfolio management experience, strategy style and historical performance.  The Adviser follows certain general guidelines, described below, when reviewing and selecting Investment Managers for the Acquiring Fund and the Fund.  Although the Adviser attempts to apply such guidelines consistently, the guidelines involve the application of subjective and qualitative criteria and therefore the selection of the Investment Managers is a fundamentally subjective process.  The use of the selection guidelines may be modified at the discretion of the Adviser.

The Adviser expects to finalize its Investment Manager selection on the basis of various criteria, generally including, among other things, an analysis of: the Investment Manager’s performance during various time periods and market cycles; the Investment Manager’s reputation, experience and training; its articulation of, and adherence to, its investment philosophy; prudent use of leverage; the presence of risk management discipline; interviews of the management team; the quality and stability of the Investment Manager’s organization, including internal and external professional staff; and whether the Investment Manager has a substantial personal investment in the investment program.  Not all these factors will be considered with respect to each Investment Manager and other criteria may be considered.  In addition, some Investment Funds and Investment Managers may be newly organized and therefore may have no, or only limited, operating histories.  However, the Adviser will endeavor to select Investment Managers whose principals have capital markets experience.

The Adviser currently uses the following selection guidelines:

•	Filtering Investment Manager Candidates. As part of the Investment Manager selection process, the Adviser will use a variety of information sources to identify prospective investments, including but not limited to, databases, prime brokers, proprietary UBS AG resources and other industry contacts. The goal of the filtering process is to identify a group of high quality Investment Managers for further review by the Adviser.

•	Interviews and Selection of Investment Managers. The Adviser will generally conduct a number of interviews with, and conduct substantial other due diligence of, an Investment Manager prior to making an investment. The goal of the due diligence process is to evaluate the following: (i) the background of the Investment Manager’s firm and its managers; (ii) the infrastructure of the Investment Manager’s research, trading and operations; (iii) the Investment Manager’s strategy and method of execution; (iv) the Investment Manager’s risk control and portfolio management; and (v) the differentiating factors that the Adviser believes give the proposed Investment Manager’s Investment Fund an investment edge. The Adviser expects to review and utilize the information it receives during this diligence process in finalizing its Investment Manager selections.

By combining historical quantitative analysis with a sound knowledge of these key qualitative attributes, the Adviser will attempt to assess the Investment Managers’ potential for generating sustainable, positive, risk-adjusted returns under a wide variety of market conditions.  This investment analysis approach is an important step in building a portfolio that meets the risk/return objectives set forth by the Adviser.  The Adviser believes it is uniquely qualified to perform this analysis given the depth and breadth of its staff’s experience in trading, risk monitoring and asset management.

•	Monitoring Investment Managers. Once an asset manager is selected as an Investment Manager, the Adviser will continue to review the investment process and the investment performance of the Investment Manager. The Adviser expects to monitor Investment Managers through a combination of weekly or monthly net asset value updates, position reports and periodic phone calls and visits. The Adviser will utilize proprietary software packages to analyze risk and perform stress and scenario analyses based on information it receives from or on behalf of Investment Managers. The Adviser will evaluate regularly each Investment Fund and its Investment Manager to determine whether its investment program is consistent with the fund’s investment objective and whether the investment performance is satisfactory. The Adviser may reallocate the fund’s assets among the Investment Funds, redeem its investment in Investment Funds and select additional Investment Funds.

The performance of each Investment Manager that is managing assets for the fund typically is compared with the performance of other managers who utilize the same strategy (and who may or may not be currently managing assets for the fund) and against an overall benchmark index of a strategy similar to the one utilized by the Investment Manager.  The reasons for reducing or withdrawing entirely the capital allocated to an Investment Manager may include:  (i) the identification by the Adviser of a preferable alternative for investing the capital; (ii) a change in the Investment Manager’s strategy or personnel; (iii) a significant change in the amount of assets under the Investment Manager’s management; (iv) a decline in performance relative to the performance of other asset managers using the same investment strategy; (v) the development of a conflict of interest or legal issue restricting the scope of a relationship with the fund or the Adviser; (vi) a decline in the potential for gains on investment in the Investment Manager’s market niche; (vii) a failure of the Investment Manager to meet expectations of, or adhere to restrictions on, activities established by the Adviser; (viii) the relative gains or losses in the accounts of different Investment Managers that cause the fund’s allocations among the Investment Managers to become disproportionate or unbalanced with respect to the Adviser’s asset allocation models or strategies; (ix) the fund’s need to comply with the asset diversification requirement; (x) the fund’s need for liquidity; or (xi) any other reason or determination reached by the Adviser in its discretion. Because the Adviser expects to regularly review new investment opportunities, capital withdrawn from the management of one Investment Manager generally is expected to be reallocated to another Investment Manager within a short period of time.

Fundamental Policies

The Fund and Acquiring Fund’s stated fundamental policies, which may be changed only by the affirmative vote of a majority of the outstanding voting securities, are different and are listed below. For the purposes of this Prospectus/Proxy Statement, “majority of the outstanding voting securities” means the vote, at an annual or special meeting of shareholders or investors duly called, (a) of 67% or more of the voting securities present at such Special Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities, whichever is less.

The Acquiring Fund and the Fund may not:

•	Borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund’s total assets).

•	Issue senior securities, except to the extent permitted under the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the fund’s total assets).

•	Underwrite securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities.

•	Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the fund’s investment policies or as otherwise permitted under the 1940 Act.

•	Purchase, hold or deal in real estate, except that the Fund (but not the Acquiring Fund) may invest in securities that are secured by real estate, or securities issued by companies that invest or deal in real estate or real estate investment trusts.

•	(Acquiring Fund only) Invest in commodities or commodity contracts.

•	(Fund only) Invest in physical commodities or commodity contracts, except that the Fund may purchase and sell commodity index-linked derivative instruments, such as commodity swap agreements, commodity options, futures and options on futures and structured notes, that provide exposure to the investment returns of the commodities markets, including foreign currency markets.

•	Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation. For purposes of this investment restriction, the Investment Funds are not considered part of an industry. Each fund may invest in Investment Funds that may concentrate their assets in one or more industries. Each fund will consider the concentration of the Investment Funds in determining compliance with this policy.

•	Invest in securities of other investment companies, except to the extent permitted by the 1940 Act.

If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund or the Acquiring Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The types of securities or investment techniques that may be employed by the Fund or the Acquiring Fund in accordance with the 1940 Act, which may give rise to senior securities within the meaning of the 1940 Act, include: short sales, forward contracts, reverse repurchase agreements, and when-issued or delayed delivery securities. The Adviser, however, believes that it only will utilize forward currency exchange contracts, and perhaps put options and futures contracts, to attempt to hedge against foreign currency risks. Additionally, the Fund and the Acquiring Fund may sell securities short in pursuit of its investment objective, although it presently does not intend to do so.

Each of the Fund and the Acquiring Fund’s investment objective is fundamental and may not be changed without the vote of a majority of the Fund or the Acquiring Fund’s outstanding voting securities, respectively.

Investment Risks. Because the Acquiring Fund and the Fund have identical investment objectives and similar, although not identical, investment management policies, the principal risks associated with an investment in the Acquiring Fund and the Fund are substantially similar, although they are not the same. The principal risks of the Acquiring Fund and the Fund differ slightly as a result of the funds’ different tax structures (as described herein).

The principal investment risks, which apply to both funds, except as otherwise noted, are discussed below. For a more detailed description of the risks of the Acquiring Fund’s identified investment strategies, please see Exhibit B.

General Risks

•	The performance of the Acquiring Fund and the Fund depends upon the performance of the Investment Managers and selected strategies, the adherence by the Investment Managers to their selected strategies, the instruments used by the Investment Managers and the Adviser’s ability to select Investment Managers and strategies and effectively allocate fund assets among them.

•	Identifying the appropriate Investment Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty. The Acquiring Fund and the Fund may not be able to invest in certain Investment Funds that are oversubscribed or closed, or may only be able to allocate a limited amount of assets to an Investment Fund that has been identified as an attractive opportunity.

•	(Acquiring Fund only) The Acquiring Fund does not make periodic distributions; investors will nevertheless be required to pay applicable taxes on their respective share of the Fund’s taxable income.

•	Each of the Acquiring Fund and the Fund is classified as a “non-diversified” investment company. As a result, the investment portfolio of the Acquiring Fund and the Fund may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

•	(Fund only) The Fund intends to qualify as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”), but may be subject to tax liabilities if it fails to so qualify. Investment Managers may not provide information sufficient for the Fund to ensure that it qualifies as a RIC under the Code.

•	(Acquiring Fund only) The Acquiring Fund intends to be treated, and believes it qualifies for treatment, as a partnership for U.S. federal income tax purposes, but could be treated as an association or a “publicly traded partnership” taxable as a corporation, which would subject the income earned by the Acquiring Fund to two levels of taxation. Similarly, an Investment Fund that intends to be treated for U.S. federal income tax purposes as a partnership could be treated as an association or a “publicly traded partnership” taxable as a corporation; the income earned by such Investment Fund would thus be subject to two levels of taxation.

Liquidity Risks

•	Fund Shares and Acquiring Fund Interests are not traded on any securities exchange or other market, and are subject to restrictions on transfer.

•	Investments in Investment Funds are generally illiquid, and some of the Investment Funds may not permit withdrawals at the same time as the Acquiring Fund and the Fund. Under certain circumstances, some Investment Funds may impose limits (known as “gates”) on the aggregate amount that a shareholder or all shareholders in the Investment Fund may withdraw on any single withdrawal date. Additionally, some Investment Funds may suspend the redemption rights of their shareholders, including the Fund, from time to time. As a result, the Acquiring Fund’s and the Fund’s ability to provide liquidity to investors could be adversely affected.

•	Many of the Acquiring Fund’s and the Fund’s assets may be priced in the absence of a readily available market and may be priced based on estimates of fair value, which may prove to be inaccurate; these valuations will be used to calculate fees payable to the Investment Managers and Adviser, and for the Acquiring Fund, the Administrator, and the price at which purchases and repurchases of Fund Shares and Acquiring Fund Interests are made.

•	(Fund only) The Investment Funds’ portfolios may include investments that are difficult to value and that may only be able to be disposed of by the Investment Managers at substantial discounts or losses.

Investment Strategy Risks

•	An Investment Manager may focus on a particular industry or industries, which may subject the Investment Fund, and thus the Acquiring Fund and the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

•	Investment Managers may change their investment strategies (i.e., may experience style drift) at any time.

•	(Fund only) Investment Managers may invest in highly speculative strategies, which involve significant risk of loss, including those in which the Investment Managers may sell securities short, concentrate investments in foreign currencies, focus on emerging markets or invest solely in volatile industry sectors.

•	Investment Managers and Investment Funds may engage in short-selling for hedging or non-hedging purposes. In addition, the Acquiring Fund and the Fund may engage in short-selling, although they presently do not intend to do so. An Investment Manager’s use of short sales, leverage and derivative transactions, in certain circumstances, can result in significant losses.

•	Investment Managers may use derivatives for hedging and non-hedging purposes. To attempt to hedge against foreign currency risks, the Fund may use derivatives—principally forward currency exchange contracts, but also put options and futures contracts. Derivatives can be volatile and illiquid, can be subject to counterparty credit risk and may entail investment exposure greater than their notional amount.

•	Investment Managers may seek to predict the direction of complex markets and may use highly volatile futures contracts and other derivative instruments that may magnify the potential volatility of the Fund Shares.

•	The Acquiring Fund and the Fund may borrow money (or leverage) temporarily to (i) fund investments in certain Investment Managers, pending receipt of subscriptions, and (ii) meet requests for tenders, which could magnify significantly the potential volatility of the Fund Shares and Acquiring Fund Interests.

•	Investment Managers may focus on securities of non-U.S. issuers, including those located in emerging markets, which may subject the Acquiring Fund and the Fund to special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards.

•	Investment Funds and investments located outside of the U.S. may be subject to withholding and other taxes in such non-U.S. jurisdictions, which may reduce the return of the Acquiring Fund, the Fund and their respective investors.

•	Investment Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements.

•	Investment Managers may charge asset-based fees and incentive fees, which may create incentives for Investment Managers to make investments that are riskier or more speculative than in the absence of these fees. Because these fees are based on both realized as well as unrealized appreciation, the fee may be greater than if it were based only on realized gains. The Adviser’s receipt of incentive fees, as discussed below, give rise to similar risks.

•	To the extent that the Acquiring Fund and the Fund purchases non-voting securities of, or contractually forego the right to vote in respect of, an Investment Fund, the Acquiring Fund and the Fund will not be able to vote on matters that require the approval of investors in the

Investment Fund, including a matter that could adversely affect the Acquiring Fund’s and the Fund’s investment.

Fund of Funds Risks

Because the Acquiring Fund and the Fund invest in Investment Funds, investors are subject to additional risks, including:

•	The Investment Funds and Investment Managers, in some cases, may be newly organized with no, or only limited, operating histories upon which to evaluate their performance; however, the Adviser endeavors to select Investment Managers whose principals have capital markets experience.

•	Investors in the Acquiring Fund and the Fund have no right to receive information about the Investment Funds or Investment Managers, and have no recourse against Investment Funds or their Investment Managers.

•	The Adviser is dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect the Adviser’s ability to manage the Acquiring Fund’s and the Fund’s investment portfolios in accordance with their investment objectives and to value accurately Fund Shares and Acquiring Fund Interests. In most cases, the Adviser has little or no means of independently verifying this information.

•	While the Acquiring Fund and the Fund may invest in registered investment companies, Investment Funds generally are not registered as investment companies under the 1940 Act. Therefore, despite the fact that the Acquiring Fund and the Fund are registered under the 1940 Act, as investors in Investment Funds, the Acquiring Fund and the Fund are not be able to avail themselves of the protections afforded by the 1940 Act to investors in registered investment companies, such as the limitations applicable to the use of leverage and the requirements concerning custody of assets, composition of boards of directors and approvals of investment advisory arrangements.

•	Acquiring Fund investors bear two layers of asset-based fees and expenses—one at the Acquiring Fund level and one at the Investment Fund level. Fund shareholders bear two layers of asset-based fees, incentive fees and expenses—one at the Fund level and one at the Investment Fund level. An investor who can meet the conditions imposed by the Investment Managers, including investment minimums that may be considerably higher than that of the Acquiring Fund and the Fund, could invest directly with the Investment Managers.

•	An investor who can meet the conditions imposed by the Investment Managers, including investment minimums that may be considerably higher than that of the Acquiring Fund and the Fund, could invest directly with the Investment Managers.

•	Investors in the Acquiring Fund and the Fund may be exposed to significant indirect indemnification obligations to the Investment Funds, their Investment Managers and their third party service providers.

Fees and Expenses. Each of the Acquiring Fund and the Fund has different asset-based fee structures. If the Reorganization is approved and consummated, the Acquiring Fund will have a lower asset-based fee structure than the Fund, and is expected to have a similar direct annual expense ratio to that of the Fund.

The Fund pays UBS HFS an advisory fee, computed and payable monthly, at an annual rate of 1.25% of the Fund’s adjusted net assets3 determined as of the last day of each month. The Acquiring Fund pays UBS HFS fees, computed and payable monthly, at the aggregate annual rate of 1.75% of the Acquiring Fund’s net assets for the month (comprised of a 1.45% management fee and 0.30% administrator fee), excluding assets attributable to UBS HFS’s capital account. The Fund also pays the Adviser an incentive fee, on a quarterly basis, at an annual rate of 5% of the Fund’s net profits, if any. In addition to providing investment advisory services to each of the Fund and the Acquiring Fund, the Adviser also provides certain administrative services, including: providing office space; handling of investor inquiries; providing investors with information concerning their investment; coordinating and organizing meetings of each fund’s Board and providing other support services.

The Adviser has proposed, and the Acquiring Fund’s Board of Directors has approved, a permanent reduction to the Acquiring Fund’s management fee from an annual rate of 1.45% to an annual rate of 0.95% of the value of the Acquiring Fund’s net assets. This fee reduction is contingent upon, and will not become effective until, consummation of the Reorganization.

A discussion of the basis for the Board’s most recent approval of the Acquiring Fund’s Investment Management Agreement is available in the Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2019. A discussion of the basis for the Board’s most recent approval of the Fund’s Investment Advisory Agreement is available in the Fund’s Semi-Annual Report for the six-month period ended September 30, 2020.

As of the end of their most recent respective semi-annual periods, the Acquiring Fund had a higher direct annual expense ratio (2.99%) than the Fund (1.95% (gross of amounts waived by UBS HFS pursuant to the Expense Limitation and Reimbursement Agreement) and 1.83% (net of amounts waived by UBS HFS)). The Fund’s direct annual expense ratio as of the close of business on December 31, 2020, however, increased to [2.05]% as a result of (i) its smaller asset base following the consummation of its fourth calendar quarter tender offer and (ii) the incentive fee earned by the Adviser in 2020. Following the Reorganization, it is expected that the Acquiring Fund’s direct annual expense ratio will decrease to 2.06% as a result of (i) its larger asset base and (ii) the reduction of the management fee payable by the Acquiring Fund to UBS HFS. If, however, the combined fund’s assets were to decrease over time, its direct annual expense ratio will increase.

The Adviser has contractually agreed, pursuant to an “Expense Limitation and Reimbursement Agreement” with the Fund, to limit in perpetuity the amount of “Specified Expenses” (as described below) borne by the Fund to an amount not to exceed 1.62% per annum of the Acquiring Fund’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). This undertaking is reflected in the table below. The Adviser has not entered into a similar “Expense Limitation and Reimbursement Agreement” with the Acquiring Fund, and does not currently intend to do so. Under the Fund’s current Expense Limitation and Reimbursement Agreement, “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Fund’s incentive fee, (ii) fees of the Investment Funds in which the Fund invests and (iii) extraordinary expenses. To the extent that Specified Expenses for any month exceed the Expense Cap, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may discontinue its obligations under the Fund’s current Expense Limitation and Reimbursement Agreement only with the consent of a majority of the Fund’s Independent Board Members. To the extent that the Adviser pays or bears Specified Expenses, it will not seek reimbursement for any such amounts.

[3]	Adjusted net assets as of any month-end date means the total value of all of the Fund’s assets, less an amount equal to all accrued debts, liabilities and obligations of the Fund other than incentive fee accruals, if any, as of such date, and calculated before giving effect to any repurchases of Fund Shares on such date.

Except as otherwise noted, the fees and expenses set forth in the table below are, for the Fund, as of the sixth-month period ended September 30, 2020 and, for the Acquiring Fund, as of the six-month period ended June 30, 2020. The fees and expenses set forth in the table below for “A&Q Masters Fund Pro Forma After Q4 TO” and “A&Q Long/Short Strategies Fund LLC Pro Forma After Q4 TO” are based on the fees and expenses set forth below for the Fund and the Acquiring Fund, respectively, adjusted to show the estimated effect of each fund’s fourth calendar quarter tender offer (assuming full payment was made for Fund Shares or Acquiring Fund Interests, as applicable, tendered in the offer, based on the net asset value of the fund as of October 31, 2020). The fees and expenses set forth in the table below for “A&Q Long/Short Strategies Fund LLC Pro Forma After Reorganization” are based on the fees and expenses of each fund, as of the six-month period ends noted above, as adjusted showing the estimated effect of (i) each fund’s fourth calendar quarter Tender Offer (assuming full payment was made for Fund Shares or Acquiring Fund Interests, as applicable, tendered in the offer, based on the net asset value of the fund as of October 31, 2020), (ii) the consummation of the Reorganization, and (iii) the reduction in the Acquiring Fund’s management fee. Expenses in connection with the Reorganization, all of which will be borne by the Acquiring Fund, are not reflected in the table below.

	A&Q Masters Fund		A&Q Masters Fund Pro Forma After Q4 TO		A&Q Long/Short Strategies Fund LLC		A&Q Long/Short Strategies Fund LLC Pro Forma After Q4 TO		A&Q Long/Short Strategies Fund LLC Pro Forma After Reorganization
Investor Transaction Expenses
Maximum Sales Load(1) (percentage of purchase amount)	2.00%		2.00%		2.00%		2.00%		2.00%
Maximum Redemption Fee(2)	None		None		None		None		None

Annual Expenses (as a percentage of net assets attributable to Acquiring Fund Interests / Fund Shares)
Advisory/Management Fee	1.25%		1.25%		1.45%		1.45%		0.95	%(3)
Incentive Fee(4)	0.21	%(5)	0.43	%(5)	None		None		None
Interest Payments on Borrowed Funds	0.00	%(6)	0.00	%(6)	0.02	%(7)	0.02	%(7)	0.01%
Other Expenses
Administrator Fee	None		None		0.30%		0.30%		0.30%
Miscellaneous Other Expenses(8)	0.49	%(9)	1.42	%(9)	1.22%		1.32%		0.80%
Total Other Expenses	0.49%		1.42%		1.52%		1.62%		1.30%
Acquired Fund Fees and Expenses(10)	5.83%		5.83%		6.09%		6.09%		6.09	%(11)
Total Annual Expenses	7.78%		8.93%		9.08%		9.18%		8.15%
Expense Waiver	(0.12	)%(12)	(1.05	)%(12)	None		None		None

Total Annual Expenses(13) (after expense waiver)*	7.66%		7.88%		9.08	%**	9.18	%**	8.15%

(1)	Generally, the stated minimum initial investment in each Fund is $50,000, which minimum may be reduced for certain investors, but not below $25,000. Investments may be subject to a waivable sales load of up to 2%.

(2)	While neither the Acquiring Fund nor the Fund imposes any charges on repurchases, it may allocate to tendering investors withdrawal or similar charges imposed by an Investment Fund if the Adviser determines to withdraw from the Investment Fund as a result of a tender and such a charge was imposed on the Acquiring Fund or the Fund.

(3)	The Acquiring Fund’s management fee has been restated to reflect the reduction from an annual rate of 1.45% to an annual rate of 0.95% of the value of the Acquiring Fund’s net assets determined as of the last day of each month. This fee reduction is contingent upon, and will not become effective until, consummation of the Reorganization.

(4)	The Fund pays the Adviser an incentive fee, on a quarterly basis, at an annual rate of 5% of the Fund’s net profits, if any. For the purposes of calculating the incentive fee for any fiscal quarter, net profits are determined by taking into account net realized gain or loss (including realized gain that has been distributed to investors during such fiscal quarter and net of Fund expenses) and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income. No incentive fee will be payable for any fiscal quarter unless losses and depreciation from prior fiscal quarters (the “cumulative losses”) have been recovered by the Fund. The cumulative loss to be recovered before payment of any incentive fees will be reduced in certain circumstances, including as a result of withdrawals by investors. The Adviser is under no obligation to repay any incentive fee previously paid by the Fund. The incentive fee is accrued monthly as a liability of the Fund and thus reduces the net asset value of all Fund Shares.

(5)	The Adviser earned incentive fees of $218,584 during the period from April 1, 2020 to September 30, 2020 (see footnote 4 above), which is expressed in the table as a percentage of the Fund’s average net assets for the period from April 1, 2020 to September 30, 2020 of approximately $101.3 million. A larger incentive fee is reflective of positive investment performance.

(6)	For the period from April 1, 2020 to September 30, 2020, the Fund did not borrow under the aforementioned secured revolving line of credit agreement. As a result, the Fund did not incur any interest expense for the period.

(7)	The Acquiring Fund’s interest expense for the period from January 1, 2020 to June 30, 2020 was $16,945.

(8)	“Miscellaneous Other Expenses” are based on average net assets of the Fund for the period from April 1, 2020 to September 30, 2020 of approximately $101.3 million and average net assets of the Acquiring Fund for the period from January 1, 2020 to June 30, 2020 of approximately $101 million. “Miscellaneous Other Expenses” do not include any fees or expenses charged by Investment Funds (which are reflected separately under “Acquired Fund Fees and Expenses”).

(9)	Prior to October 1, 2013, offerings of Fund Shares were not registered under the Securities Act and the Fund was not registered under the 1940 Act. Because the Fund has registered offerings of Fund Shares under both the Securities Act and the 1940 Act, the Fund’s annual “Miscellaneous Other Expenses” may be higher than they were before such registrations and, accordingly, the Fund’s financial performance may be lower than it appears in the Financial Highlights table in the Fund’s Prospectus for periods prior to October 1, 2013.

(10)	Includes the fees and expenses, as of the fiscal year ended March 31, 2020 for the Fund and December 31, 2019 for the Acquiring Fund, of the Investment Funds in which a fund is already invested and intends to invest based upon the anticipated net proceeds of the offering of its Fund Shares or Acquiring Fund Interests, as applicable. Some or all of the Investment Funds in which a fund invests charge incentive fees or allocations based on the Investment Funds’ earnings. The incentive fees or allocations charged by unregistered Investment Funds in which a fund invests generally are expected, for the Acquiring Fund, to range from 9% to 20% of net profits and, for the Fund, to approximate 20% of net profits. The “Acquired Fund Fees and Expenses” disclosed above are based on historic earnings of the Investment Funds, which may change substantially over time and, therefore, significantly affect “Acquired Fund Fees and Expenses.” The amount of a fund’s average net assets used in calculating this percentage was based on: (i) for the Acquiring Fund, its average net assets for the fiscal year ended December 31, 2019 of approximately $103.4 million, plus anticipated net proceeds of approximately $991 million from its offering of Acquiring Fund Interests; and (ii) for the Fund, its average net assets for the fiscal year ended March 31, 2020 of approximately $110 million, plus anticipated net proceeds of approximately $363 million from its offering of Fund Shares.

(11)	The pro forma “Acquired Fund Fees and Expenses” are based on the Adviser’s estimate of the combined fund’s allocation of assets to Investment Funds.

(12)	The Adviser has contractually agreed, pursuant to an “Expense Limitation and Reimbursement Agreement” with the Fund, to limit in perpetuity the amount of “Specified Expenses” borne by the Fund to an amount not to exceed 1.62% per annum of the Fund’s net assets (computed and applied on a monthly basis). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified

Expenses: (i) the Incentive Fee, (ii) fees of the Investment Funds in which the Fund invests and (iii) extraordinary expenses. To the extent that Specified Expenses for any month exceed the Expense Cap, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser pays or bears Specified Expenses, it will not seek reimbursement for any such amounts.

(13)	Total annual expenses shown in the table will increase or decrease over time based on the fund’s asset level and other factors.

*	The direct annual expense ratio—which does not include “Acquired Fund Fees and Expenses,” as such fees and expenses are not borne directly by the Fund’s shareholders or the Acquiring Fund’s investors, and are reflected in the funds’ performance records—is 2.99% and 3.09% for the Acquiring Fund and “A&Q Long/Short Strategies Fund LLC Pro Forma After Q4 Tender Offer,” respectively, 1.83% and 2.05% for the Fund and “A&Q Masters Fund Pro Forma After Q4 Tender Offer,” respectively, and 2.06% for ” A&Q Long/Short Strategies Fund LLC After Reorganization.”

**	If the Total Annual Expenses of the Acquiring Fund and “A&Q Long/Short Strategies Fund LLC Pro Forma After Q4 Tender Offer” set forth in the table above are adjusted to reflect the expenses in connection with the Reorganization, the Total Annual Expenses of the Acquiring Fund and “A&Q Long/Short Strategies Fund LLC Pro Forma After Q4 Tender Offer” would be 9.38% and 9.48%, respectively.

Example

The examples below are intended to help you compare the cost of investing in the Fund and the Acquiring Fund. The examples assume that you invest $1,000 in the respective fund for the time periods indicated, and then redeem all of your Fund Shares or Acquiring Fund Interests, as applicable, at the end of those periods. They also assume that your investment has a 5% return each year and that each fund’s operating expenses remain the same. The examples are based on the total annual expenses set forth in the table above, but do not reflect the incentive fee, and use the same assumptions set forth for the table above. The examples are based on the operating expenses of the funds, as of the respective six-month period ends noted above. The examples for “A&Q Masters Fund Pro Forma After Q4 TO” and “A&Q Long/Short Strategies Fund LLC Pro Forma After Q4 TO” show the estimated effect of each fund’s fourth calendar quarter tender offer (assuming full payment was made for Fund Shares or Acquiring Fund Interests, as applicable, tendered in the offer, based on the net asset value of the fund as of October 31, 2020). The example for “A&Q Long/Short Strategies Fund LLC Pro Forma After Reorganization” shows the estimated effect of (i) each fund’s fourth calendar quarter tender offer (assuming full payment was made for Fund Shares or Acquiring Fund Interests, as applicable, tendered in the offer, based on the net asset value of the fund as of October 31, 2020), (ii) the consummation of the Reorganization, and (iii) the reduction in the Acquiring Fund’s management fee.

Although your actual costs may be higher or lower, based on these assumptions, you would pay the following expenses, including a sales load:

	1 Year	3 Years	5 Years	10 Years
A&Q Masters Fund	$92	$231	$363	$667

A&Q Masters Fund Pro Forma After Q4 TO	$131	$330	$504	$847

A&Q Long/Short Strategies Fund LLC	$104	$264	$411	$734

A&Q Long/Short Strategies Fund LLC Pro Forma After Q4 TO	$112	$282	$438	$769

A&Q Long/Short Strategies Fund LLC Pro Forma After Reorganization	$92	$230	$361	$664

Without the sales load, you would pay the following expenses:

	1 Year	3 Years	5 Years	10 Years
A&Q Masters Fund	$74	$215	$350	$660

A&Q Masters Fund Pro Forma After Q4 TO	$113	$317	$494	$844

A&Q Long/Short Strategies Fund LLC	$86	$249	$399	$729

A&Q Long/Short Strategies Fund LLC Pro Forma After Q4 TO	$93	$268	$426	$764

A&Q Long/Short Strategies Fund LLC Pro Forma After Reorganization	$73	$214	$348	$657

The examples should not be considered representations of future expenses. Actual fund expenses may be greater or less than those shown (and “Acquired Fund Fees and Expenses” may also be greater or less than that shown). Moreover, the actual rates of return may be greater or less than the hypothetical 5% return shown in the examples. If the Investment Funds’ actual rates of return exceed 5%, the dollar amounts could be significantly higher as a result of the Investment Funds’ incentive fees.

Past Performance

The Acquiring Fund outperformed the Fund for the one-year period ended September 30, 2020, and its performance for the period July 1, 2013 to September 30, 2020 approximates the Fund’s performance for the same period. The Fund, however, outperformed the Acquiring Fund for the three- and five-year periods ended September 30, 2020. While the Fund also outperformed the Acquiring Fund since each fund’s respective inception, performance prior to July 1, 2013 reflects the actual performance of O’Connor Fund of Funds: Masters LLC, the predecessor of the Fund, which was exempt from registration under the 1940 Act pursuant to Section 3(c)(1) thereof, and its actual fees and expenses. A comparison of the Funds’ performance records, as of September 30, 2020, is set forth below. Past performance is not necessarily an indication of how the Acquiring Fund or the Fund will perform in the future, and does not guarantee future investment results.

	Average Annual Total Returns
	1 Year	3 Years	5 Years	Since July 1, 2013	Since Inception
Long/Short	13.58%	3.90%	3.51%	3.93%	4.60	%(1)

Masters	8.87%	4.48%	3.86%	4.01%	7.25	%(2)

(1)	The Acquiring Fund commenced investment operations on February 1, 2003.
(2)	O’Connor Fund of Funds: Masters LLC, the predecessor of the Fund, commenced investment operations on July 1, 1995.

    General Information about the Acquiring Fund and the Fund. The Acquiring Fund is registered under the 1940 Act as a closed-end, non-diversified management investment company. It was formed as a limited liability company under the laws of Delaware on September 4, 2002 and commenced operations on February 1, 2003.

Like the Acquiring Fund, the Fund is registered under the 1940 Act as a closed-end, non-diversified management investment company. It was organized as a statutory trust under the laws of Delaware on June 20, 2013, and thereafter, became the successor to O’Connor Fund of Funds: Masters LLC by way of merger. The Fund commenced operations on July 1, 2013.

Acquiring Fund Interests and Fund Shares are not listed on any securities exchange or traded in any other market.

Investment Adviser. UBS HFS serves as the investment adviser of the Fund and the Acquiring Fund, subject to the ultimate supervision of, and subject to any policies established by, the Board of Trustees of the Fund and the Board of Directors of the Acquiring Fund, respectively. UBS HFS is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Fund.

UBS HFS is a direct, wholly-owned subsidiary of UBS AG, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The offices of UBS HFS are located at 600 Washington Boulevard, Stamford, Connecticut 06901. UBS HFS provides investment advisory services to registered funds, private investment funds, including funds-of-funds, individual managed accounts and other accounts. As of December 1, 2020, UBS HFS had total assets under management of approximately $37.4 billion.

Board Members. The Board of Directors of the Acquiring Fund and the Board of Trustees of the Fund are identical, and provide broad oversight over the affairs of the Acquiring Fund and the Fund, respectively. [Seventy-five] percent of the Board members of the Acquiring Fund and the Fund are Independent Board Members.

Portfolio Managers. Each of the Fund and the Acquiring Fund are managed by Bruce Amlicke (the “Portfolio Manager”), who is primarily responsible for the selection of investments, the allocation of the assets among underlying investment managers and the general day-to-day management.

Mr. Amlicke has served as a Portfolio Manager of the Fund since its inception and of the Acquiring Fund since 2013. He is the Chief Investment Officer and Head of Adviser. Mr. Amlicke is also Chairman of the Adviser’s Investment Committee. Before re-joining UBS AG in 2010, Mr. Amlicke was Chief Investment Officer of Blackstone Alternative Asset Management and Senior Managing Director of The Blackstone Group. From 2003 to 2004, he was Chief Investment Officer of the O’Connor Multi-Manager Program, the predecessor of the Adviser. Mr. Amlicke joined the O’Connor Multi-Manager team in 1998. He began his career at O’Connor & Associates in 1986 with the foreign currency options group, trading and managing global derivative portfolios. From 1995 to 1998, Mr. Amlicke pursued entrepreneurial interests and was actively involved in early-stage private equity investing in San Diego, California. Mr. Amlicke received his bachelor’s degree from the University of Michigan.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s investments in the Acquiring Fund and the Fund, if any.

Independent Registered Public Accounting Firm. [_______] is the independent registered public accounting firm for the Acquiring Fund and the Fund.

Capitalization. The Fund and the Acquiring Fund each offers a single class of securities—Fund Shares and the Acquiring Fund Interests, respectively. The following table sets forth, as of October 31, 2020, (i) the capitalization of the Fund Shares; (ii) the pro forma capitalization of Fund Shares, as adjusted to show the effect of the fourth calendar quarter tender offer (assuming full payment was made for Fund Shares tendered in the offer based on the net asset value of the Fund as of October 31, 2020); (iii) the capitalization of Acquiring Fund Interests; (iv) the pro forma capitalization of Acquiring Fund Interests, as adjusted to show the effect of the fourth calendar quarter tender offer (assuming full payment was made for Acquiring Fund Interests tendered in the offer based on the net asset value of the Acquiring Fund as of October 31, 2020); (v) adjustments to reflect the estimated Reorganization expenses to be paid by the Acquiring Fund (approximately $300,000); and (vi) the pro forma capitalization (resulting from the combination of “A&Q Masters Fund Pro Forma After Q4 TO” and “A&Q Long/Short Strategies Fund LLC Pro Forma After Q4 TO”) of Acquiring Fund Interests, as adjusted to show the effect of the Reorganization (assuming it had occurred on October 31, 2020).

	(i)	(ii)	(iii)		(iv)		(v)		(vi)

	A&Q Masters Fund	A&Q Masters Fund Pro Forma After Q4 TO(1)	A&Q Long/Short Strategies Fund LLC		A&Q Long/Short Strategies Fund LLC Pro Forma After Q4 TO(2)		Adjustments		A&Q Long/Short Strategies Fund LLC Pro Forma After Reorganization
Total net assets	$92,674,542	$55,174,542	$101,167,926		$97,984,807		$300,000	(3)	$152,859,349

Net asset value per share	$1,150.12	$1,145.81	N/A	(4)	N/A	(4)	N/A	(4)	N/A	(4)

Shares outstanding	80,578.426	48,153.133	N/A	(4)	N/A	(4)	N/A	(4)	N/A	(4)

(1)	“A&Q Masters Fund Pro Forma After Q4 TO” adjusts the numbers in column (i) by assuming full payment was made for Fund Shares tendered in the offer based on the net asset value of the Fund as of October 31, 2020. Given these assumptions, the Fund would have purchased [$37,500,000] of Fund Shares.

(2)	“A&Q Long/Short Strategies Fund LLC Pro Forma After Q4 TO” adjusts the numbers in column (iii) by assuming full payment was made for Acquiring Fund Interests tendered in the offer based on the net asset value of the Acquiring Fund as of October 31, 2020. Given these assumptions, the Acquiring Fund would have purchased $3,183,120 in Acquiring Fund Interests.

(3)	Reflects the portion of non-recurring estimated expenses of the Reorganization to be borne by the Acquiring Fund. The expenses of the Reorganization are estimated to be approximately $300,000, all of which will be borne by the Acquiring Fund.

(4)	The Acquiring Fund, which is treated as a partnership for U.S. federal income tax purposes, operates pursuant to a partnership capital account structure, rather than a standard corporate unitized structure like the Fund. As a result, the Acquiring Fund does not issue shares, and consequently does not have book value per share information.

Each Acquiring Fund investor has the right to cast a number of votes based on the value of such investor’s capital account relative to the value of all capital accounts of investors at any Special Meeting of investors. Each Fund Share has one vote at any Special Meetings of Shareholders. In general, any action requiring a vote of the holders of Acquiring Fund Interests or Fund Shares shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Acquiring Fund Interests or Fund Shares, as applicable or a majority of the total number of votes eligible to be cast by investors or shareholders, as applicable. Any change in the Acquiring Fund’s or the Fund’s fundamental policies may also be authorized by the affirmative vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Acquiring Fund or the Fund. Investors in the Acquiring Fund and the Fund have no conversion, preemptive or other subscription rights. With very limited exceptions, as set forth in the Fund’s Third Amended and Restated Agreement and Declaration of Trust, as amended and/or restated from time to time (the “Trust Agreement”), and the Acquiring Fund’s Third Amended and Restated Limited Liability Company Agreement, as amended from time to time (the “LLC Agreement”), Fund Shares and Acquiring Fund Interests are not transferable.

Subscription and Redemption Procedures. The subscription and repurchase procedures of the Acquiring Fund and the Fund are substantially similar.

The Fund accepts initial and additional subscriptions as of the first business day of each month at net asset value, plus any applicable sales load. The Acquiring Fund accepts initial and additional subscriptions as of the last business day of each month at net asset value, plus any applicable sales load. Each date on which Acquiring Fund Interests or Fund Shares are delivered is referred to as a “Subscription Date.” Prior to a Subscription Date, an investor’s funds will be held in a non-interest-bearing account, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. An investor will not become an Acquiring Fund investor or a Fund shareholder, and has no rights (including, without limitation, any voting or redemption rights, or any rights with respect to standing), until the relevant Subscription Date.

Generally, the Acquiring Fund’s and the Fund’s stated minimum initial investment is $50,000, which minimum may be reduced in the Adviser’s sole discretion, but not below $25,000. If an investor wishes to purchase Acquiring Fund Interests or Fund Shares with a value of less than $50,000, the investor should speak with the investor’s financial advisor. In granting any reduction, consideration is given to various factors, including the investor’s overall relationship with UBS Financial Services Inc., the distributor of Acquiring Fund Interests and Fund Shares (the “Distributor”), the investor’s holdings in other funds affiliated with the Adviser, and such other matters as the Distributor and the Adviser may consider relevant at the time. The Acquiring Fund and the Fund, in their sole discretion, may vary the investment minimums from time to time. Investors purchasing Acquiring Fund Interests and Fund Shares may be charged a sales load of up to 2% of the investor’s investment.

No investor will have the right to require the Acquiring Fund or the Fund to redeem the investor’s Acquiring Fund Interests or Fund Shares. The Acquiring Fund and the Fund from time to time may offer to repurchase Acquiring Fund Interests and Fund Shares pursuant to written tenders by investors. These repurchases will be made at such times and on such terms as may be determined by the Board of each fund in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Acquiring Fund continue to offer to repurchase Shares on a quarterly basis. Historically, the Adviser recommended that the Fund offer to repurchase Fund Shares quarterly. The Fund will not offer to repurchase Shares in the first calendar quarter of 2021 in light of the Reorganization.

The Acquiring Fund and the Fund also may, at any time, repurchase involuntarily an investor’s Acquiring Fund Interests or Fund Shares at their then net asset value in accordance with the Trust Agreement or LLC Agreement, respectively, and Section 23 of the 1940 Act, and any applicable rules thereunder.

Distributions. There are significant differences between the distribution policies of the Fund and the Acquiring Fund, the tax treatment of distributions made by the Fund and the Acquiring Fund, and the character of income that passes through from the Fund to a shareholder compared to from the Acquiring Fund to an investor.

The Fund

The Fund, which intends to qualify, and has elected to be treated, as a RIC, will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources) and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for shareholders that are corporations. Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as “qualified dividend income,” which is subject to tax at rates equivalent to long-term capital gain tax rates (which currently reach a maximum of 20%), by shareholders that are individuals. Distributions from net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of how long Fund Shares have been held by the shareholder, and will not be eligible for the dividends-received deduction or treatment as “qualified dividend income.” A substantial portion of the Fund’s distributions to its shareholders may be taxable as ordinary income and may not be eligible for the dividends-received deduction or treatment as “qualified dividend income.”

Distributions by the Fund that are or are considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant period will reduce the adjusted tax basis of a shareholder’s Fund Shares (but not below zero) and, to the extent in excess of the investor’s tax basis, will be treated as gain from the “sale or exchange” of the shareholder’s Fund Shares. Any such distributions that reduce the adjusted tax basis of a shareholder’s Fund Shares represent a return of capital and, as such, will not be subject to tax at the time of the distribution. Such distributions, because they reduce the adjusted tax basis of a shareholder’s Fund Shares, will result in an increase in the amount of income or gain (or decrease in the amount of loss) that the investor recognizes for tax purposes upon the disposition of its Fund Shares or upon certain subsequent distributions in respect of such Fund Shares. Any distributions representing a return of capital, therefore, may cause a Fund shareholder to pay higher taxes at a later date.

An additional 3.8% tax is applicable in respect of the net investment income of certain individuals and the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” generally includes, among other things, dividends (including dividends paid with respect to Fund Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Fund Shares), but is reduced by any deductions properly allocable to such income or net gain. Fund shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

The tax treatment of dividends and capital gain distributions will be the same whether a Fund shareholder takes them in cash or reinvests them to buy additional Fund Shares.

Distributions paid by the Fund will be reinvested in additional Fund Shares unless a shareholder “opts out” of the Fund’s dividend reinvestment plan (i.e., elects not to automatically reinvest distributions paid by the Fund in additional Fund Shares). Fund shareholders may elect not to reinvest by indicating that choice on their investor certificate or a dividend reinvestment election form. Thereafter, Fund shareholders are free to change their election at any time. Fund Shares purchased by reinvestment will be issued at their net asset value on the ex-dividend date (generally, the last business day of a month). There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions.

The Acquiring Fund

The Acquiring Fund intends to be treated, and believes that it qualifies for treatment, as a partnership for U.S. federal income tax purposes. If it were determined that the Acquiring Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Acquiring Fund would be subject to two levels of taxation, since such income would be subject to U.S. federal corporate income tax. In addition, distributions of profits from the Acquiring Fund would be treated as dividends subject to each Acquiring Fund investor’s applicable U.S. federal income tax rate.

As an entity treated as a partnership for U.S. federal income tax purposes, the Acquiring Fund generally is not itself subject to U.S. federal income tax. Instead, each Acquiring Fund investor will be treated as a partner of the Acquiring Fund and, as such, will be required to take into account its distributive share of each item of the Acquiring Fund’s income, gain, loss, deduction and credits for each taxable year of the Acquiring Fund ending with or within the Acquiring Fund investor’s taxable year in order to compute its U.S. federal income tax liability. Each item will have the same character to an Acquiring Fund investor, and generally will have the same source (either United States or foreign), as though the Acquiring Fund investor realized the item directly. In particular, tax-exempt Acquiring Fund investors that are subject to the “unrelated taxable income tax” (“UBTI”) rules under the Code will be treated as earning UBTI to the extent that the Acquiring Fund earns such income, even though an investment in a RIC that held those same assets would not have resulted in a shareholder of the RIC being allocated UBTI. Similarly, if the Acquiring Fund earns income that is treated as “effectively connected income” (“ECI”), any non-U.S. Acquiring Fund investor that is subject to the rules on ECI under the Code will be treated as having earned an allocable portion of the ECI earned by the Acquiring Fund even if, had that same income been earned by a RIC in which the Acquiring Fund investor held shares, the Acquiring Fund investor would not have been treated as having earned ECI.

The Acquiring Fund is not required to make distributions of its income under the Code (unlike a RIC), and does not intend to make periodic distributions of its net income or gains, if any, to Acquiring Fund investors. Acquiring Fund investors will nevertheless be required each year to pay applicable U.S. federal, state and local income taxes on their respective share of the Acquiring Fund’s taxable income, and generally will have to pay these taxes from sources other than Acquiring Fund distributions. The amount and times of distributions, if any, will be determined in the sole discretion of the Board of Directors of the Acquiring Fund. Distributions of cash by a partnership to a partner generally are not taxable unless the amount of cash distributed to a partner is in excess of the partner’s adjusted basis in its partnership interest.

An Acquiring Fund investor’s tax basis in its Acquiring Fund Interests generally will be (i) increased by the Acquiring Fund investor’s share of the Acquiring Fund’s income and by any increases in the Acquiring Fund investor’s share of the Acquiring Fund liabilities, and (ii) decreased, but not below zero, by the amount of all distributions to the Acquiring Fund investor, the Acquiring Fund investor’s share of the Acquiring Fund’s losses, any decreases in the Acquiring Fund investor’s share of the Acquiring Fund liabilities and the amount of any excess business interest allocated to the Acquiring Fund investor. Distributions to Acquiring Fund investors by the Acquiring Fund of cash and certain securities treated as cash generally will not be taxable to an Acquiring Fund investor except to the extent that those distributions exceed the Acquiring Fund investor’s tax basis in its Acquiring Fund interests immediately before the distribution, which generally will be treated as capital gain.

REASONS FOR THE REORGANIZATION

The Adviser is seeking to align its fund offerings with investors’ needs and preferences, and to consolidate certain funds having similar investment objectives and strategies in a manner that would benefit fund investors. The Adviser believes that the Reorganization of the Fund will simplify and streamline similar fund offerings, and make it easier for investors to select a fund that meets their needs.

The Fund’s Board has concluded that the Reorganization is in the best interests of the Fund and that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization. In reaching this conclusion, the Fund’s Board, based upon information provided by the Adviser, determined that reorganizing the Fund with and into the Acquiring Fund—which also is managed by the Adviser and has an identical investment objective and substantially identical investment strategies and investment practices (and related risks) as the Fund, and similar investment policies to the Fund—offers potential benefits to Fund shareholders. In this regard, the Board considered, among other things, that: (i) the Adviser expects to liquidate the Fund if the Reorganization is not approved, and that liquidation also would not be tax-free and would impose additional costs on Fund shareholders; and (ii) as opposed to liquidation of the Fund, the Reorganization will permit Fund shareholders to continue to pursue substantially similar investment goals in a larger combined fund that has an identical investment objective and substantially identical investment management policies, a lower asset-based fee structure (following consummation of the Reorganization), and better recent performance, and is expected to have a similar direct annual expense ratio (although the Acquiring Fund will not have the benefit of an expense limitation agreement). As of December 31, 2020, the Acquiring Fund and the Fund had net assets of approximately $[98] million and approximately $[55] million, respectively. Over the long term, taking into consideration the reduction in the Acquiring Fund’s management fee, the lack of incentive fee and the possibility that the combined fund’s assets increase, investors could benefit from certain economies of scale, as the combined fund’s fixed costs would be spread across a larger asset base.

The Board further considered that the Adviser expects that Fund shareholders that do not wish to remain invested in the Fund, or become investors in the Acquiring Fund, likely will be able to exit their investment more quickly if the Reorganization is approved, as opposed to in a liquidation of the Fund, as such investors likely will be able to participate in tender offers conducted by the Acquiring Fund following consummation of the Reorganization; however, if the Fund were liquidated, Fund shareholders likely would not receive a final liquidating distribution until approximately June 2022.

For the foregoing reasons, management recommended to the Fund’s Board that the Fund be merged with and into the Acquiring Fund.

The Acquiring Fund’s Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial assets, thereby significantly increasing its asset base without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund; however, the Acquiring Fund may redeem from or otherwise sell certain of the Fund’s underlying investments after consummation of the Reorganization, and the Acquiring Fund would bear any related portfolio transaction costs. In addition, the Fund’s Board considered that the Reorganization presents an opportunity for Fund shareholders to acquire Acquiring Fund Interests without paying any additional sales load.

In determining whether to approve the Reorganization, each Board also considered the following factors, among others: (i) the compatibility of the Fund’s and the Acquiring Fund’s investment objectives, management policies and restrictions; (ii) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of Fund Shares or Acquiring Fund Interests; (iii) information regarding the fees and expenses, including the direct annual expense ratios, of the Fund and the Acquiring Fund, as well as the pro forma direct annual expense ratio of the combined fund; (iv) the relative performance of the Fund and the Acquiring Fund; (v) the tax consequences to Fund shareholders of the Reorganization; (vi) the potential consequences (including tax consequences) of liquidating the Fund as an alternative to the Reorganization; (vii) the recommendation of the Adviser that the Fund be consolidated with the Acquiring Fund; (viii) the viability of the Fund in light of its size; (ix) that the Reorganization will permit Fund shareholders to invest in the Acquiring Fund without paying any additional sales load; (x) that the Fund and the Acquiring Fund have the same valuation policies and procedures; and (xi) the Acquiring Fund and Adviser’s agreement to bear the expenses directly related to the Reorganization.

For the reasons described above, the Fund’s Board and the Acquiring Fund’s Board, [seventy-five] percent of whose members are Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Merger. The following is a brief summary of the terms of the Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, after the close of business on the Closing Date, the Fund will merge with and into the Acquiring Fund, with the Acquiring Fund continuing in existence. Upon consummation of the Reorganization, the Fund’s assets and liabilities will be combined with the assets and liabilities of the Acquiring Fund, with each shareholder of the Fund receiving a capital account as respects the Acquiring Fund with an opening balance equal to the net asset value of the shareholder’s Fund Shares as of the Closing Date. As a result of the Reorganization, the Fund will cease to exist by operation of law. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with each fund’s valuation policies and procedures.

Under applicable legal and regulatory requirements, none of the Fund’s shareholders will be entitled to exercise objecting shareholders’ appraisal rights (i.e., to demand the fair value of their Fund Shares in connection with the Reorganization). Therefore, shareholders will be bound by the terms of the Reorganization under the Plan. The Plan may be amended at any time prior to the Reorganization by the Acquiring Fund’s Board of Directors or the Fund’s Board of Trustees. The Fund will provide shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund Shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund. The Plan may be terminated and abandoned by the Board of Directors of the Acquiring Fund or Board of Trustees of the Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund’s shareholders), if circumstances should develop that, in the opinion of either of the Board of Directors of the Acquiring Fund or the Board of Trustees of the Fund, make proceeding with the Reorganization inadvisable.

In light of the ability of the Acquiring Fund investors to pursue the same investment goals in a larger combined fund with a lower total expense ratio and a reduced management fee, as well as other expected benefits of the Reorganization as respects the Acquiring Fund (see “Reasons for the Reorganization” above), the Adviser recommended, and the Acquiring Fund’s Board of Directors approved, that the Acquiring Fund bear the costs of the Reorganization, whether or not the

Reorganization is consummated. The total expenses of the Reorganization, for legal and accounting expenses, printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs, and regulatory filing fees, are expected to be approximately $300,000 (approximately 0.20% of the Acquiring Fund’s net assets as of September 30, 2020).

Based on the current estimate of the combined fund’s expense ratio and the Reorganization expenses that the Acquiring Fund will bear, it is estimated that Acquiring Fund investors would start to realize the combined fund’s lower total annual expense ratio approximately three months after the Closing Date. The actual costs associated with the Reorganization may be more or less than the estimated costs discussed herein. The Fund will not bear any costs associated with the Reorganization. The Acquiring Fund and the Fund, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund’s investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm.

If the Reorganization is not approved by Fund shareholders at the Special Meeting (or any adjournment or postponement thereof to permit further solicitation of proxies), the Adviser will consider such alternatives as it determines to be in the best interests of each fund—notably, liquidating the Fund. If the Fund were liquidated, which, as noted above, would not be tax-free, the liquidation would impose additional costs on Fund shareholders, and shareholders likely would not receive a final liquidating distribution until approximately June 2022.

U.S. Federal Income Tax Consequences. The following is a summary of the anticipated material U.S. federal income tax consequences associated with the Reorganization. This summary is based upon the Code, judicial decisions, Treasury Regulations and rulings in existence on the date hereof, all of which are subject to change (possibly with retroactive effect).

This summary (and any other tax discussion herein) does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the U.S. federal income tax laws, such as: banks, thrifts or other financial institutions; insurance companies; securities dealers or brokers, or traders in securities electing mark-to-market treatment; mutual funds or real estate investment trusts; small business investment companies; S corporations; investors that are partnerships or other entities treated as a partnership for U.S. federal income tax purposes; non-U.S. persons; investors whose functional currency is not the U.S. dollar; certain former citizens or residents of the United States; persons subject to the alternative minimum tax; individual retirement accounts and other tax-exempt trusts or private foundations, charitable remainder trusts, and title holding companies or persons holding the interests in tax-deferred or tax-advantaged accounts; non-U.S. governments (and certain entities controlled by non-U.S. governments); persons for whom the Fund Shares are not treated as capital assets; or “controlled foreign corporations” or “passive foreign investment companies” for U.S. federal income tax purposes. No assurance can be given that the Internal Revenue Service would not assert, or that a court would not sustain, a position contrary to any of the tax aspect discussed below or herein.

For U.S. federal income tax purposes, the Reorganization will be a taxable event, and will be taxable to Fund shareholders. A liquidation of the Fund—one of the alternatives to the Reorganization considered by the Fund’s Board of Trustees—also would be a fully taxable transaction to Fund shareholders.

In the Reorganization, the Fund should be treated as having contributed its assets to the Acquiring Fund in exchange for Acquiring Fund Interests, and then as having distributed the Acquiring Fund Interests to Fund shareholders in a deemed liquidation of the Fund. The deemed liquidation should be treated as if the Fund sold the Acquiring Fund Interests for their fair market value as of the Closing Date and, as a result, the Fund should recognize gain or loss equal to the difference between the fair market value of the Acquiring Fund Interests deemed received by the Fund and the Fund’s adjusted basis in its assets, which were deemed contributed to the Fund. The net gains so recognized will be combined with the Fund’s undistributed investment company taxable income and other undistributed net capital gains for its final taxable year, which ends as of the Reorganization. The Fund expects to claim a dividends paid deduction equal to its investment company taxable income and net capital gains, and thus to not have an income tax liability as a result of the Reorganization.

Fund shareholders also will be treated as having exchanged their Fund Shares for Acquiring Fund Interests in a taxable transaction. Each Fund shareholder will recognize taxable gain or loss upon the exchange equal to the difference between the fair market value of the Acquiring Fund Interests received in the Reorganization by the Fund shareholder and the Fund shareholder’s adjusted tax basis in its Fund Shares. That gain or loss generally should be capital gain or loss, and long-term capital gain or loss for those Fund Shares that have been held by the Fund shareholder for more than one year.

Fund shareholders will have a tax basis in Acquiring Fund Interests received in the Reorganization equal to the fair market value of the Acquiring Fund Interests received therefor at the closing of the Reorganization. The holding period of Acquiring Fund Interests received in the Reorganization will begin the day after the Reorganization.

The Fund has elected to be treated, and intends to comply annually with the requirements necessary to qualify, as a RIC under Subchapter M of the Code. The Acquiring Fund is classified as a partnership for U.S. federal income tax purposes, and has not elected to be treated as a RIC. Accordingly, for U.S. federal income tax purposes, shareholders of the Fund no longer will be shareholders of a RIC as a result of the Reorganization.

Fund shareholders should consult their tax advisors regarding the U.S. federal income and other tax consequences of the Reorganization and all associated transactions in light of their individual circumstances. Fund shareholders also should consult their tax advisors as to state, local and foreign tax consequences, if any, of the Reorganization and all associated transactions.

Redemption of Portfolio Securities. The Adviser expects that some portion of the Fund’s underlying investments may be redeemed in taxable transactions prior to the Closing Date. Regardless of which investments are sold, the Fund generally will be treated as having sold its remaining assets for their fair market values as of the Closing Date, and recognize gain or loss thereon, as a result of the Reorganization. The gains and losses triggered by any redemptions and the Reorganization will be treated as described above.

The Acquiring Fund and the combined fund also may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.

Required Vote and Board’s Recommendation

The Fund’s Board has approved the Reorganization, and has determined that (i) participation in the Reorganization is in the best interests of the Fund, and (ii) the interests of Fund shareholders will not be diluted as a result of the Reorganization. The affirmative vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of the Fund is required to approve the Reorganization—that is, the affirmative vote of the holders of (a) 67% or more of Fund Shares present, in person or represented by proxy, at the Special Meeting, if the holders of more than 50% of the outstanding Fund Shares are so present, or (b) more than 50% of the outstanding Fund Shares, whichever is less. Virtual attendance at the Special Meeting shall constitute in person attendance for purposes of calculating the required vote.

THE FUND’S BOARD, [SEVENTY-FIVE] PERCENT OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund’s Prospectus, dated May 1, 2020, forming a part of the Acquiring Fund’s Registration Statement on Form N-2 (File No. 333-236896). Additional information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund’s Prospectus, dated August 1, 2020, forming a part of the Fund’s Registration Statement on Form N-2 (File No. 333-232006).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file various reports and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund can be viewed on-line or downloaded from www.sec.gov.

VOTING INFORMATION

The solicitation of proxies is being made primarily by the mailing of this Joint Prospectus/Proxy Statement with its enclosures on or about February [__], 2021. In addition to the use of the mail, proxies may be solicited personally or by telephone. As the Special Meeting date approaches, certain Fund shareholders may receive a call from officers and employees of UBS HFS and the Distributor, including their financial advisors.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the Fund shareholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the Fund shareholder calls the toll-free telephone number directly to vote), the Fund shareholder will be asked to provide or confirm certain identifiable information and to confirm that the Fund shareholder has received the Prospectus/Proxy Statement and proxy card. Within 72 hours of receiving a Fund shareholder’s telephonic or electronically transmitted voting instructions from a Fund shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. Any Fund shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new, properly executed, subsequently dated proxy by mail, by calling the toll-free telephone number or through the Internet, or by attending the Special Meeting virtually and voting by Internet during the Special Meeting.

Fund Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” the Reorganization. Properly signed and dated proxy cards marked with an abstention will be treated as Fund Shares that are present at the Special Meeting for quorum purposes but which have not been voted. Accordingly, abstentions will have the effect of a vote against approval of the Reorganization.

A quorum is constituted for the Fund by the presence in person or by proxy of the holders of one-third (33-1/3%) of the Fund Shares entitled to vote at the Special Meeting. Virtual attendance at the Special Meeting constitutes in person attendance for purposes of calculating a quorum. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the Special Meeting may be adjourned by a majority of votes properly cast upon the question of adjournment. In addition, the Special Meeting may be adjourned by, or upon the authority of, the Trustees.

The votes of Acquiring Fund investors are not being solicited since their approval or consent is not necessary for the Reorganization.

The affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act is required to approve the Reorganization. Such a majority means the affirmative vote of the holders of (a) 67% or more of the Fund Shares present, in person or represented by proxy, at the Special Meeting, if the holders of more than 50% of the outstanding Fund Shares are so present, or (b) more than 50% of the outstanding Fund Shares, whichever is less. Virtual attendance at the Special Meeting constitutes in person attendance for purposes of calculating the required vote.

Ownership. To the knowledge of the Acquiring Fund and the Fund, no person owned, as of December 31, 2020, either of record or beneficially, 5% or more of the outstanding Acquiring Fund Interests or Fund Shares of the Acquiring Fund or Fund, respectively.

As of December 31, 2020, Board members and officers of the Fund and the Acquiring Fund, as a group, owned less than 1% of the outstanding Fund Shares or the outstanding Acquiring Fund Interests, respectively.

OTHER MATTERS

The Fund’s Board members are not aware of any other matters that may come before the Special Meeting. However, should any such matters properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING VIRTUALLY ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

EXHIBIT A

AGREEMENT AND PLAN OF Merger

AGREEMENT AND PLAN OF MERGER dated as of December 18, 2020 (the “Agreement”), between A&Q MASTERS Fund (the “Fund”), a Delaware statutory trust, and A&Q LONG/SHORT STRATEGIES Fund LLC (the “Acquiring Fund”), a Delaware limited liability company.

WHEREAS, the parties wish to effect a reorganization of the Fund and the Acquiring Fund structured as a merger of the Fund with and into the Acquiring Fund, with the Acquiring Fund as the survivor of the merger, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, each of the Fund and the Acquiring Fund is a closed-end, diversified management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, Section 3815(a) of the Delaware Statutory Trust Act, 12 Del. C. §3801, et seq. (the “Trust Act”) and Section 18-209 of the Delaware Limited Liability Company Act 6 Del. C. §101, et seq. (the “LLC Act”), permit a merger or consolidation of a Delaware statutory trust with and into a Delaware limited liability company;

WHEREAS, Section 11.4(a) of Article XI of the Fund’s Third Amended and Restated Declaration of Trust, dated as of August 1, 2014, as amended to date (the “Trust Agreement”), permits the Fund to convert into or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or a series of any of the foregoing to the extent permitted by law) so long as the surviving or resulting entity is a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), or is a series thereof to the extent permitted by law, provided that, in any case, such trust, partnership, limited liability company, association, corporation or other business entity is formed, organized or existing under the laws of the Unites States or of a state, commonwealth, possession or colony of the United States, pursuant to an agreement of merger, reorganization or consolidation that has been approved by a majority of the members of the Fund’s Board of Trustees, without the consent of any shareholder being required;

WHEREAS, Section 8.9 of the Acquiring Fund’s Third Amended and Restated Limited Liability Company Agreement, dated as of May 1, 2018, effective as of July 1, 2018, as amended to date (the “LLC Agreement”), permits the Acquiring Fund to merge or consolidate with or into one or more limited liability companies formed under the LLC Act or other business entities (as defined in Section 18-209(a) of the LLC Act) pursuant to an agreement of merger or consolidation that has been approved by a majority of the Acquiring Fund’s Board of Directors, without the consent of any member or other person being required;

WHEREAS, the Acquiring Fund is authorized to issue its limited liability company interests (“Acquiring Fund Interests”) and admit additional members to the Acquiring Fund;

WHEREAS, the Board of Trustees of the Fund and the Board of Directors of the Acquiring Fund (each, a “Board”, and together, the “Boards”), including a majority of the Trustees and Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Acquiring Fund, as applicable, each has determined that the Reorganization is in the best interests of each of the Fund and the Acquiring

Fund, respectively, and the Board of the Fund and the Board of the Acquiring Fund each has determined that the interests of the existing investors of the Fund and the Acquiring Fund, respectively, will not be diluted as a result of the Reorganization;

WHEREAS, this Agreement and the consummation of the Reorganization have been approved in accordance with the Trust Act, the LLC Act and the terms of the Trust Agreement and the LLC Agreement; and

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.             CLOSING AND CLOSING DATE.

1.1          The Reorganization will occur after the close of business on March 31, 2021 (the “Closing Date”), or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the closing (the “Closing”) shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern Daylight Time, at the offices of UBS Hedge Fund Solutions LLC, 600 Washington Boulevard Stamford, Connecticut 06901, or such other time and/or place, including by virtual means, as the parties may mutually agree and as permitted by law.

1.2          The Bank of New York Mellon (“BNY Mellon”), 225 Liberty Street, New York, New York 10286, the Fund’s custodian, shall deliver at the Closing a certificate of an authorized officer identifying all of the assets of the Fund held or maintained by the custodian as of the Valuation Time (as defined in paragraph 3.5 hereof).

1.3          If, on the Closing Date, the accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when accurate appraisal of the net assets shall be feasible, as agreed to by the Acquiring Fund and the Fund.

1.4          The Fund’s transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund shareholders (as defined in paragraph 2.4 hereof) and the value and percentage ownership of their shares of beneficial interest of the Fund (“Shares”). The Acquiring Fund’s transfer agent shall issue and deliver to the Fund’s Secretary a confirmation evidencing the Acquiring Fund Interests to be issued on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Interests have been issued to Fund shareholders (as defined in paragraph 2.4 hereof) on the books of the Acquiring Fund.

1.5          At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

2.            THE REORGANIZATION.

2.1          Subject to receiving the requisite approval of Fund shareholders (as defined in paragraph 2.4 hereof), to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with the Trust Act and the LLC Act, at the Effective Time (as defined in paragraph 2.2 hereof), the Fund shall be merged with and into the Acquiring Fund, the separate existence of the Fund as a Delaware statutory trust shall cease and the Acquiring Fund shall continue as the surviving entity following the Reorganization. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and it shall continue to be governed by the LLC Act.

2.2           Upon the terms and subject to the conditions of this Agreement, after satisfaction or, to the extent permitted hereunder, waiver of each condition to the Reorganization, including those conditions to be satisfied or waived on the Closing Date, the Reorganization shall be consummated by filing a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the Trust Act and the LLC Act, and the parties shall make all other filings or recordings required by Delaware law and any other applicable law in connection with the Reorganization. The Reorganization shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware, or at such subsequent date or time as the Fund and the Acquiring Fund shall agree and specify in the Certificate of Merger (the “Effective Time”).

2.3           At the Effective Time, the effect of the Reorganization shall be as provided in the applicable provisions of the Trust Act and the LLC Act. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of the Fund shall vest in the Acquiring Fund, and all debts, liabilities, obligations, restrictions, disabilities and duties of the Fund shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Acquiring Fund.

2.4           At the Effective Time, by virtue of the Reorganization and without the consent of any other person being required, each Share of the Fund shall be converted into the right to receive such amount of Acquiring Fund Interests as set forth below and, upon such conversion, such Shares of the Fund shall cease to exist and no longer be outstanding. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Acquiring Fund will issue and deliver Acquiring Fund Interests to the Fund’s shareholders of record as of the close of business on the Closing Date (“Fund shareholders”). Such delivery shall be accomplished by the opening of capital accounts as respects the Acquiring Fund in the names of and in the amounts due to Fund shareholders based on their respective Share holdings as of the Valuation Time (as defined in paragraph 3.5 hereof). Upon the issuance of such Acquiring Fund Interests, the holders thereof shall be admitted as members of the Acquiring Fund.

2.5           Ownership of Acquiring Fund Interests will be shown on the books of BNY Mellon, the Acquiring Fund’s transfer agent, and on the books and records of the Acquiring Fund.

2.6           Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date.

2.7           On the Closing Date, prior to the Effective Time, the Fund shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the 1940 Act, and the rules of the Commission thereunder.

2.8           Each limited liability company interest in the Acquiring Fund outstanding immediately prior to the Effective Time shall, by virtue of the Reorganization and without any action on the part of the holder thereof, remain unchanged and continue to remain outstanding as a limited liability company interest in the Acquiring Fund.

2.9           The Certificate of Formation of the Acquiring Fund and the LLC Agreement in effect at the Effective Time shall continue to be the Certificate of Formation and LLC Agreement of the

Acquiring Fund following the Effective Time unless and until amended and/or restated in accordance with their terms and applicable law. Fund shareholders shall, upon consummation of the Reorganization, be bound automatically by all the terms and provisions of the LLC Agreement.

3.             VALUATION.

3.1           The net asset value of the Fund shall be determined at the Closing on the Closing Date using the valuation procedures of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

3.2           The net asset value of a Share shall be the net asset value per share computed as of the Closing Date, using the Acquiring Fund’s valuation procedures, which are and shall be consistent with the policies currently in effect for the Fund.

3.3           The amount of Acquiring Fund Interests to be issued in exchange for all of the Fund Shares shall be equal to the net asset value of the Fund, determined using the same valuation procedures referred to in paragraph 3.1 hereof.

3.4          Acquiring Fund Interests issued upon the conversion of the Shares pursuant to paragraph 2.4 hereof will be issued to Fund shareholders pro rata in accordance with the value of each Fund shareholder’s Shares as of the Closing Date, determined using the same valuation procedures referred to in paragraph 3.2 hereof.

3.5           All computations of value shall be made as of 5:00 p.m., Eastern Daylight Time, on the Closing Date (the “Valuation Time”), in accordance with the regular practices of the Fund and the Acquiring Fund, their administrators and UBS HFS.

4.             REPRESENTATIONS AND WARRANTIES.

4.1           The Fund represents and warrants to the Acquiring Fund as follows:

(a) The Fund is a duly organized and validly existing Delaware statutory trust, and has the power to carry out its obligations under this Agreement.

(b) The Fund is registered under the 1940 Act as a closed-end management investment company, and the Shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the Securities Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of any provision of the Fund’s Trust Agreement or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound.

(e) The Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to the Fund on or prior to the Closing Date or as a consequence of the Closing.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act, and by state securities laws.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Fund’s knowledge threatened against the Fund or any of the Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Fund’s financial condition or the conduct of the Fund’s business. The Fund knows of no facts that might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund’s business or the Fund’s ability to consummate the transactions contemplated herein.

(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedules of Portfolio Investments (indicating their fair value) of the Fund for the fiscal years ended March 31, 2016, March 31, 2017, March 31, 2018, March 31, 2019 and March 31, 2020 have been audited by [________], an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“GAAP”), consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i) Since March 31, 2020, there has not been any material adverse change in the Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.1(h) hereof.

(j) The Fund has satisfied the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for treatment as a regulated investment company for each taxable year since its taxable year beginning July 1, 2013, and has elected to be treated as such.

(k) The Fund has filed or furnished all federal, state and other tax returns and reports of the Fund required by law to have been filed or furnished, and has paid or made provision for payment of, so far as due, all federal, state and other taxes, interest and penalties, if any. To the knowledge of the Fund, no such return is currently under audit, and no assessment or deficiency has been asserted with respect to such returns or reports.

(l) All issued and outstanding shares of the Fund are, and at the Closing Date will be, validly issued, fully paid and nonassessable by the Fund. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund’s Shares, nor is there outstanding any security convertible into any of the Fund’s Shares.

(m) On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be acquired by the Fund hereunder free of any liens or other encumbrances, and upon consummation of the Reorganization, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act, other than as disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term “Assets” shall mean all of the Fund’s assets, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by UBS HFS, as of the Closing Date, in accordance with GAAP consistently applied from the Fund’s prior audited period.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund’s Board and, subject to the approval of Fund shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o) The information to be furnished by the Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p) The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein, as amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2           The Acquiring Fund represents and warrants to the Fund as follows:

(a) The Acquiring Fund is a duly organized and validly existing Delaware limited liability company, and has the power to carry out its obligations under this Agreement.

(b) The Acquiring Fund is registered under the 1940 Act as a closed-end management investment company, and the Acquiring Fund Interests are registered under the Securities Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the Securities Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the LLC Agreement or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

(e) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the Securities Act, the Exchange Act and the 1940 Act and by state securities laws.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Fund’s knowledge threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions contemplated herein.

(g) The Statements of Assets, Liabilities and Members’ Capital, Statements of Operations, Statements of Changes in Members’ Capital and Schedules of Portfolio Investments (indicating their fair value) of the Acquiring Fund for the fiscal years ended December 31, 2015, December 31, 2016, December 31, 2017, December 31, 2018 and December 31, 2019 have been audited by [________], an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h) Since December 31, 2019, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i) The Acquiring Fund is treated as a partnership, and not as a regulated investment company, an association or a publicly traded partnership taxable as a corporation, for U.S. federal income tax purposes.

(j) The Acquiring Fund has filed or furnished all federal, state and other tax returns and reports of the Acquiring Fund required by law to have been filed or furnished, and has paid or made provision for payment of, so far as due, all federal, state and other taxes, interest and penalties, if any. To the knowledge of the Acquiring Fund, no such return is currently under audit, and no assessment or deficiency has been asserted with respect to such returns or reports.

(k) All issued and outstanding Acquiring Fund Interests are, and at the Closing Date (including the Acquiring Fund Interests to be issued pursuant to paragraph 2.4 hereof) will be, validly and legally issued and nonassessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Interests, nor is there outstanding any security convertible into any Acquiring Fund Interests.

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund’s Board and, subject to the approval of Fund shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m) The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(n) The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. No representations and warranties in this paragraph 4.2(n) shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished by the Fund to the Acquiring Fund.

(o) No consideration other than the Acquiring Fund Interests will be issued in exchange for the Shares in the Reorganization.

(p) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Shares.

5.             COVENANTS OF THE ACQUIRING FUND AND THE FUND.

5.1           The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business for the Acquiring Fund will include payment of customary dividends and other distributions.

5.2           The Fund will call a Special Meeting of Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3           Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4           The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.5           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the Securities Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by the Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the Fund’s outstanding Shares in accordance with the provisions of the Trust Agreement and the 1940 Act.

6.2           All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.3           The Fund shall have delivered to the Acquiring Fund a statement of the Fund’s assets and liabilities, including a list of the Fund’s portfolio securities, as of the Closing Date, certified by the Fund’s Principal Accounting Officer.

6.4           The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Fund’s name by the Fund’s Principal Executive Officer or Principal Accounting Officer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1          This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the Fund’s outstanding Shares in accordance with the provisions of the Trust Agreement and the 1940 Act.

7.2          All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.3           The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s Principal Executive Officer or Principal Accounting Officer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.             FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1           On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2          All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.3           The Registration Statement shall have become effective under the Securities Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

8.4           An authorized officer of the Acquiring Fund, as successor by merger to the Fund, shall prepare and file with the Commission the Fund’s application for deregistration under the 1940 Act.

9.             TERMINATION OF AGREEMENT; EXPENSES.

9.1           This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of Fund shareholders) if circumstances should develop that, in the opinion of the party’s Board, make proceeding with the Reorganization inadvisable.

9.2           If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of paragraph 9 hereof, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Fund or the Acquiring Fund, or investors of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

9.3           The parties may amend, modify or supplement this Agreement in any manner at any time prior to the Closing Date, upon mutual agreement.

9.4           Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by the Acquiring Fund.

10.           WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Fund or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the investors of the Fund or of the Acquiring Fund, as the case may be.

11.           MISCELLANEOUS.

11.1        None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2        This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3         This Agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4         This Agreement may be amended only by a signed writing between the parties.

11.5         This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7         It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Acquiring Fund or the Fund, or investors, nominees, agents, or employees of the Acquiring Fund or the Fund personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be, as provided in the Acquiring Fund’s LLC Agreement or the Fund’s Trust Agreement. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, each party has caused this Agreement to be executed on its behalf by its duly authorized representatives as of the date first above written.

A&Q MASTERS fund

By:
	Name:	William J. Ferri
	Title:	Principal Executive Officer

By:
	Name:	Dylan Germishuys
	Title:	Principal Accounting Officer

A&Q LONG/SHORT STRATEGIES fund LLC

By:
	Name:	William J. Ferri
	Title:	Principal Executive Officer

By:
	Name:	Dylan Germishuys
	Title:	Principal Accounting Officer

EXHIBIT B

Principal Risks of
the Acquiring Fund’s Identified Investment Strategies

Certain of the principal risks of the identified investment strategies are identified below. Depending on economic and market conditions, other risks may be present.

Long/Short Equity Strategies. As part of this strategy, an Investment Manager seeks to purchase undervalued securities and sell overvalued securities to generate returns and to hedge out some portion of the general market risk. These long and short positions may be completely unrelated. If the Investment Manager’s analysis is incorrect or based on inaccurate information, these investments may result in significant losses to the Investment Fund. Since long/short equity strategies generally involve identifying securities that are undervalued (and, in the case of short positions, overvalued) by the marketplace, the success of the strategy necessarily depends upon the market eventually recognizing such value in the price of the security, which may not necessarily occur, or may occur over extended time frames that limit profitability. Positions may undergo significant short-term declines and experience considerable price volatility during these periods. In addition, long and short positions may or may not be correlated to each other. If the long and short positions are not correlated, it is possible to have investment losses in both the long and short sides of an Investment Fund’s portfolio.

Additional Strategies. In addition, the Acquiring Fund may, in the Adviser’s sole discretion, invest in other strategies that have risks associated with them, including:

Relative Value Strategies. As part of these strategies, an Investment Manager may use substantial leverage in an attempt to capture relatively small mispricings between related securities. If the models the Investment Manager use incorrectly predict the behavior of the securities, significant losses may be experienced.

Merger Arbitrage/Event-Driven Strategies. As part of these strategies, an Investment Manager may invest in securities of issuers facing special situations, such as restructurings, spin-offs, liquidations or privatizations. Investments of this type involve substantial risks. The market prices of the securities of such issuers typically are subject to above average price volatility, the spread between the bid and asked prices of such securities may be greater than ordinarily expected and such securities may be thinly traded. The failure of the transaction to occur or occur at the anticipated time or upon the anticipated terms, can cause the value of the securities purchased to decline significantly. Additionally, Investment Managers may take an “activist” approach to such strategies, seeking to create a catalyst for stock price movement. Activist merger arbitrage/event-driven strategies may result in more concentrated portfolios, be longer term in nature and have a long-biased approach. Investment Funds pursuing such activist strategies generally will have significant market exposures at the security or industry level. Such Investment Funds also may incur additional expenses, including, but not limited to, attorney and proxy solicitation fees and printing, publishing and mailing expenses, which could be substantial.

Macro Strategies. The success of macro strategies will depend on an Investment Manager’s ability to identify and exploit opportunities in global economies, some of which will result in an Investment Manager holding concentrated positions in a limited number of markets, which may expose those Investment Funds to a greater risk of loss than if they held positions in a broader range of markets. Investment Managers generally focus on underlying macro-economic fundamentals in developing their investment theses. There can be no assurance that such macro-economic fundamentals will prove to be correct.

B-1

Distressed Investing Strategies. As part of these strategies, the Investment Managers focus on financially distressed companies. The success of some Investment Funds’ investment activities will depend on the Investment Managers’ ability to identify and exploit inefficiencies in the high yield and distressed debt securities markets. Identification and exploitation of these opportunities involve uncertainty. Any one or all of the companies in which an Investment Manager may invest may be unsuccessful or not show any return for a considerable period of time. The equity securities of distressed companies may be highly illiquid and hard to value. Equity securities hold the most junior position in a distressed company’s capital structure and are not secured by any specific collateral.

Funding a plan of reorganization involves additional risks, including risks associated with equity ownership in the reorganized entity. In any related reorganization or liquidation proceeding, the Investment Fund may lose its entire investment or may be required to accept cash or securities with a value less than the original investment. Where Investment Managers take control positions, serve on creditors’ committees or otherwise take an active role in seeking to influence the management of the issuers of distressed securities, their Investment Funds may be subject to increased litigation risk resulting from their actions and they may obtain inside information that may restrict their ability to dispose of the distressed securities.

Among other risks, it frequently may be difficult to obtain accurate information as to the true condition of distressed issuers, and the ability of such entities to repay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. Judgments about the credit quality of the issuer and the relative value of its securities used to establish arbitrage positions may prove to be wrong. Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy courts’ power to disallow, reduce, subordinate or disenfranchise particular claims. The market prices of such securities also are subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value and the Investment Managers’ estimates of intrinsic value may be based on their views of market conditions, including interest rates, that may prove to be incorrect.

Emerging Market Strategies. These strategies involve purchasing securities of issuers located in emerging markets. Emerging market countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies. Many emerging countries providing investment opportunities for the Investment Funds have experienced substantial, and in some periods extremely high, rates of inflation for many years, and resulting sharp, sustained declines in the value of their currencies and securities markets. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. Many issuers in these countries and the countries themselves have defaulted on their obligations.

B-2

a&q masters fund

The undersigned shareholder of A&Q Masters Fund (the “Fund”), hereby appoints [_________] and [_________], and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on February [__], 2021, at a Special Meeting of Shareholders to be held virtually at [9:30 a.m.], on Friday, March 26, 2021, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the Special Meeting.

THIS PROXY IS SOLICITED BY THE FUND’S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR

[_________________]

[_________________]

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.

2) Go to website [www.proxyvote.com].

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.

2) Call [_____________].

3) Follow the instructions.

To vote by Mail

1) Read the Prospectus/Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

---------------------------------------------------------------------------------------------------------------------

A&Q MASTERS FUND

1.	To approve the merger of A&Q Masters Fund with and into A&Q Long/Short Strategies Fund LLC, pursuant to an Agreement and Plan of Merger; and

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

_____________________________	_______	___________________________	________
Signature (Please Sign Within Box)	Date	Signature (Joint Owners)	Date

Subject to Completion, dated December 29, 2020 STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY [__], 2021

Reorganization of

A&Q masters Fund

600 Washington Boulevard Stamford, Connecticut 06901

(203) 719-1428

With and Into

A&Q LONG/SHORT STRATEGIES Fund LLC

600 Washington Boulevard Stamford, Connecticut 06901

(203) 719-1428

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated February [__], 2021 relating specifically to the proposed merger of A&Q Masters Fund (the “Fund”) with and into A&Q Long/Short Strategies Fund LLC (the “Acquiring Fund”), pursuant to an Agreement and Plan of Merger (the “Reorganization”). This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund’s Statement of Additional Information dated May 1, 2020.

2.	The Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2019.

3.	The Acquiring Fund’s Semi-Annual Report for the six-month period ended June 30, 2020.

4.	The Fund’s Statement of Additional Information dated August 1, 2020.

5.	The Fund’s Annual Report for the fiscal year ended March 31, 2020.

6.	The Fund’s Semi-Annual Report for the six-month period ended September 30, 2020.

Defined terms used herein, and not otherwise defined herein, have the same meanings as in the Prospectus/Proxy Statement dated February [__], 2021.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund’s Statement of Additional Information dated May 1, 2020 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Acquiring Fund’s Registration Statement on Form N-2 (File No. 333-236896), filed with the Securities and Exchange Commission (the “Commission”) on May 1, 2020. The financial statements of the Acquiring Fund are incorporated herein by reference to the Acquiring Fund’s Annual Report for its fiscal year ended December 31, 2019, filed with the Commission on March 9, 2020, and to the Acquiring Fund’s Semi-Annual Report for the six-month period ended June 30, 2020, filed with the Commission on September 2, 2020. The Fund’s Statement of Additional Information dated August 1, 2020 is incorporated herein by reference to the definitive version thereof filed with the Commission pursuant to Rule 424(b)(3) on August 18, 2020 (File No. 333-232006). The financial statements of the Fund are incorporated herein by reference to the Fund’s Annual Report for the year ended March 31, 2020, filed with the Commission on June 4, 2020, and to the Fund’s Semi-Annual Report for the six-month period ended September 30, 2020, filed with the Commission on December 7, 2020.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees and expenses of the Acquiring Fund and the Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in “Summary—Comparison of the Acquiring Fund and the Fund—Fees and Expenses” in the Prospectus/Proxy Statement.

The Reorganization will not result in a material change in the Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Fund modified to show the effects of such change is not required and is not included.

There are no material differences in accounting policies of the Fund as compared to those of the Acquiring Fund.

2

A&Q LONG/SHORT STRATEGIES FUND LLC
PART C
OTHER INFORMATION

Item 15	Indemnification.

Reference is made to Section 3.7 of the Registrant’s Third Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”), filed as Exhibit (a)(6) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-236896) on May 1, 2020 (“Pre-Effective Amendment No. 1”), to Paragraph 7 of the Registrant’s Investment Management Agreement, as amended (the “Investment Management Agreement”), filed as Exhibit (g) to the Registration Statement on Form N-2 (File No. 333-216562), filed on March 9, 2017 (the “2017 Registration Statement”), and to Section 8 of the Registrant’s Distribution Agreement, as amended (the “Distribution Agreement”), filed as Exhibit (h) to the 2017 Registration Statement. The Registrant hereby undertakes that it will apply the indemnification provisions of the LLC Agreement, Investment Management Agreement and Distribution Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the Investment Company Act remains in effect.

The Registrant, in conjunction with the Registrant’s directors and other registered management investment companies managed by UBS Hedge Fund Solutions LLC, maintains insurance on behalf of any person who is or was an independent director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as an individual general partner, director, officer, employee or agent of another managed investment company, against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 16	Exhibits.

(1)(a)	Certificate of Formation(1)

(1)(b)	Certificate of Amendment dated December 11, 2002(2)

(1)(c)	Certificate of Amendment dated February 7, 2011(3)

(1)(d)	Certificate of Amendment dated April 28, 2011(3)

(1)(e)	Certificate of Amendment dated April 28, 2014(4)

(1)(f)	Third Amended and Restated Limited Liability Company Agreement(5)

(2)	Not Applicable.

(3)	Not Applicable.

(4)	Agreement and Plan of Merger*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)	Form of Investment Management Agreement, as amended**

(7)	Form of Distribution Agreement, as amended(6)

(8)	Not Applicable.

(9)	Form of Custodian Services Agreement(2)

(10)	Not applicable.

(11)	Opinion and Consent of Registrant’s counsel**

(12)	Not applicable.

(13)(a)	Form of Administration Agreement, as amended(6)

(13)(b)	Form of Administration, Accounting and Investor Services Agreement(2)

(13)(c)	Form of Escrow Agreement(2)

(13)(d)	Form of Investor Certificate(5)

(14)	Consent of Ernst & Young LLP, the independent registered public accounting firm of the Registrant and A&Q Masters Fund**

(15)	Not Applicable.

(16)	Powers of Attorney of Virginia G. Breen, Meyer Feldberg, George W. Gowen and Stephen H. Penman*

________________________

*       Filed herein or herewith.

**       To be filed by amendment.

(1)	Incorporated by reference to Exhibit (a)(1) of the Registration Statement on Form N-2 (File No. 333-99281), filed on September 6, 2002.

(2)	Incorporated by reference to the respective Exhibits of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-99281), filed on December 12, 2002.

(3)	Incorporated by reference to the respective Exhibits of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-172908), filed on April 29, 2011.

(4)	Incorporated by reference to the respective Exhibits of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-194093), filed on April 29, 2014.

(5)	Incorporated by reference to the respective Exhibits of Pre-Effective Amendment No. 1.

(6)	Incorporated by reference to the respective Exhibits of the 2017 Registration Statement.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 29th day of December, 2020.

A&Q LONG/SHORT STRATEGIES FUND LLC

By:	/s/ Dylan Germishuys
Dylan Germishuys
Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on December 29, 2020.

Name	Title
/s/ William J. Ferri William J. Ferri	Principal Executive Officer
/s/ Dylan Germishuys Dylan Germishuys	Principal Accounting Officer
/s/ Meyer Feldberg* Meyer Feldberg	Chairman and Director
/s/ Virginia G. Breen* Virginia G. Breen	Director
/s/ George W. Gowen* George W. Gowen	Director
/s/ Stephen H. Penman* Stephen H. Penman	Director
*By: /s/ Dylan Germishuys Dylan Germishuys, Attorney-in-Fact

Exhibit Index

(16)	Powers of Attorney of Virginia G. Breen, Meyer Feldberg, George W. Gowen and Stephen H. Penman